                                                                   Exhibit 10.26

                                                                  Execution Copy

                  CONTRIBUTION and PURCHASE AND SALE AGREEMENT
                  --------------------------------------------

     THIS CONTRIBUTION AND PURCHASE AND SALE AGREEMENT (this "Agreement") is made and entered into as of the 13 day of June, 2001 by and among PNE MEDIA, LLC, a Delaware limited liability company ("PNE"), NEXTMEDIA INVESTORS, LLC, a Delaware limited liability company ("NextMedia"), and NEXTMEDIA OUTDOOR, INC., a Delaware corporation ("NextMedia Outdoor") (NextMedia and NextMedia Outdoor are sometimes hereinafter collectively referred to as the "NextMedia Parties").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, PNE owns and operates an outdoor advertising business which owns and develops billboard sites and sells advertising on billboards in various markets in the United States;

     WHEREAS, PNE wishes to contribute (the "Contribution") certain billboard assets of PNE used or useful in the operation of the Business (as defined herein) to NextMedia in exchange for NextMedia Class A membership interests on the terms and conditions set forth herein and PNE wishes to sell, and NextMedia Outdoor wishes to purchase from PNE, certain billboard assets of PNE used or useful in the operation of the Business and certain securities held by PNE for cash (collectively, the "Purchase and Sale"); and

     WHEREAS, the parties hereto intend that the Contribution shall constitute a tax-free contribution to the capital of NextMedia under Section 721 of the Code (as defined herein).

     NOW, THEREFORE, in consideration of the premises and the representations, warranties, promises and covenants herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                  DEFINED TERMS
                                  -------------

     1.1 Defined Terms. Defined terms used in this Agreement shall have the
         -------------
following meanings:

          "Accountant" shall have the meaning set forth in Section 2.10 hereof.
                                                           ------------

          "Accounts Receivable" means any and all amounts or other Obligations owed to PNE by reason of a sale of a good or the provision of a service (including the providing of outdoor advertising) in the ordinary course of PNE's conduct of the Business prior to the Closing Date and for which such goods have been sold or such services have been provided.

          "Advertising Contracts" means all Contracts, including trade advertising contracts, whether written or oral, for advertising services to be provided by PNE (including rental of space on Advertising Displays) in effect as of May 8, 2001 relating to the operation of the Business and all such other Contracts entered into after such date and in effect on the Closing Date to which PNE is a party and which have been assumed by or assigned to PNE on or after May 8, 2001 and before the Closing which NextMedia or NextMedia Outdoor has specifically agreed to assume after NextMedia or NextMedia Outdoor has had a reasonable opportunity to review such Advertising Contracts. All Advertising Contracts in effect as of May 8, 2001 are listed on Schedule 1.1(a) of the PNE Disclosure Memorandum.

          "Advertising Displays" means all illuminated and unilluminated painted bulletins, poster panels, junior panels and other outdoor advertising displays, including billboards and the existing structures used in the display thereof (such as supporting structures, upright beams, brackets, lighting equipment and other fixtures attached thereto), whether or not in the process of construction or assembly, reflected on PNE's books and records as of May 8, 2001 as being owned, leased, used or operated by PNE in the Business and any others that have been acquired, owned, leased, used or operated by PNE thereafter prior to the Closing Date. All Advertising Displays as of May 8, 2001 are described on
Schedule 1.1(b) of the PNE Disclosure Memorandum.

          "Affiliate" has the meaning given to such term in Rule 12b-2 of Regulation 12B under the Securities Exchange Act of 1934, as amended.

          "Aggregate Consideration" shall have the meaning set forth in Section
                                                                        -------
2.7 hereof.
---

          "Agreement" shall have the meaning set forth in the preamble hereof.

          "Ancillary Agreements" shall have the meaning set forth in Section 4.4
                                                                     -----------
hereof.

          "Assets" means, collectively, the Purchased Assets and the Contributed Assets.

          "Assumed Contracts" means all: (i) Contracts relating to the operation of the Business, including, without limitation, those described and set forth on
Schedule 4.14 of the PNE Disclosure Memorandum, the Advertising Contracts and the Site Leases and (ii) any Contracts relating to the operation of the Business entered into by PNE on or after May 8, 2001 and before the Closing which NextMedia or NextMedia Outdoor has specifically agreed to assume after NextMedia or NextMedia Outdoor has had a reasonable opportunity to review such Contracts; provided, however, that Assumed Contracts shall not include any Contracts with
--------  -------
respect to franchise agreements, subfranchise agreements, distributor-distributee agreements, loan agreements, security agreements, guarantees, management contracts, employment agreements, consulting agreements, shareholders' agreements, buy/sell agreements, options, warrants, subscriptions, calls or puts.

          "Assumed Liabilities" shall have the meaning set forth in Section
                                                                    -------
2.5(a) hereof.
------

          "Bulk Sales Law" shall have the meaning set forth in Section 9.9
                                                               -----------
hereof.

          "Business" means PNE's operation of an outdoor advertising business which develops billboard sites and sells advertising space in the Markets, excluding PNE's New York operations and its home office operations in New Jersey.

          "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York are not required to be open.

          "Claimant" shall have the meaning set forth in Section 13.4 hereof.
                                                         ------------

          "Closing" means the consummation of the transactions contemplated by this Agreement in accordance with the provisions of Article III hereof.
                                                    -----------

          "Closing Date" means the date of the Closing specified in Article III
                                                                    -----------
hereof.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Collection and Payment Period" shall have the meaning set forth in
Section 9.16(a) hereof.
---------------

          "Consent" means any approval, order or authorization of, or any declaration, filing or registration with, or any application or report to, or any waiver by, or any other action (whether similar or dissimilar to any of the foregoing) of, by or with, any Person, which is necessary in order to transfer the Assets to the NextMedia Parties or otherwise to consummate the transactions contemplated hereby (except consents required by the Site Leases), all of which Consents are set forth on Schedule 4.15 of the PNE Disclosure Memorandum.

          "Consent Period" shall have the meaning set forth in Section 2.4(c)
                                                               --------------
hereof.

          "Contract" means any written or oral agreement, understanding or commitment of any nature whatsoever to which PNE is a party which relates to the Assets or to the Business or the operations thereof, including, without limitation, any sales order, purchase order, lease, sublease, franchise agreement, subfranchise agreement, license agreement, sublicense agreement, distributor-distributee agreement, loan agreement, security agreement, guarantee, management contract, employment agreement, consulting agreement, shareholders' agreement, buy/sell agreement, option, warrant, subscription, call or put.

          "Contributed Assets" shall have the meaning set forth in Section
                                                                   -------
2.1(a) hereof.
------

          "Contribution" shall have the meaning set forth in the recitals hereof.

          "Deductible" shall have the meaning set forth in Section 13.5(a)
                                                           ---------------
hereof.

          "Deposit" shall have the meaning set forth in Section 2.12 hereof.
                                                        ------------

          "Employee List" shall have the meaning set forth in Section 9.12(b)
                                                              ---------------
hereof.

          "Environmental Claim" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative Proceeding, judgment, letter or other communication from any governmental agency, department, bureau, office or other authority, or any third party involving violations of Environmental Laws with respect to the ownership of the Assets or the operation of the Business.

          "Environmental Laws" include the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq., as amended; the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq., as amended; the Clean Air Act, 42 U.S.C. 7401 et seq., as amended; the Clean Water Act, 33 U.S.C. 1251 et seq., as amended; the Occupational Safety and Health Act, 29 U.S.C. 655 et seq., and any other federal, state, local or municipal Laws imposing liability or establishing standards of conduct for protection of the environment, including, without limitation, the protection of surface water, groundwater, drinking water, air, wildlife, plants or other natural resources, or the health and safety of Persons or property, including, without limitation, protection of the health and safety of employees.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "Escrow Agent" shall have the meaning set forth in Section 2.12
                                                             ------------
hereof.

          "Escrow Agreement" shall have the meaning set forth in Section 2.12
                                                                 ------------
hereof.

          "Exchange Act" shall have the meaning set forth in Section 9.14
                                                             ------------
hereof.

          "Excluded Assets" shall have the meaning set forth in Section 2.2
                                                                -----------
hereof.

          "Excluded Liabilities" shall have the meaning set forth in Section
                                                                     -------
2.5(b) hereof.
------

          "Final Working Capital Statement" shall have the meaning set forth in
Section 9.16(c) hereof.
---------------

          "GAAP" means United States generally accepted accounting principles, consistently applied.

          "Hazardous Substances" means all substances, materials or waste that are regulated by federal, state or local governments under the Environmental Laws as hazardous, toxic, pollutants or contaminants, as well as any petroleum or petroleum derived product.

          "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and all of the rules and regulations promulgated thereunder.

          "Indemnifying Party" shall have the meaning set forth in Section
                                                                   -------
13.4(a) hereof.
-------

          "Judgment" means any order, writ, injunction, fine, citation, award, decree, or any other judgment of any nature whatsoever of any foreign, federal, state or local court, any governmental, administrative or regulatory authority, or any arbitration tribunal.

          "Law" means any provision of any act, statute, ordinance, order, constitution, charter, treaty, rule or regulation of any foreign, federal, state or local governmental, administrative or regulatory authority.

          "Lease Cancellation Event" shall have the meaning set forth in Section
                                                                         -------
2.4(c) hereof.
------

          "Lease Cancellation Notice" shall have the meaning set forth in
Section 2.4(c) hereof.
--------------

          "Lease Cancellation Payment" shall have the meaning set forth in
Section 2.4(e) hereof.
--------------

          "Leased Real Property" means the rights and incidents of interest of PNE in and to the real property leases relating to the operation of the Business (excluding the Site Leases) which are listed on Schedule 4.16 of the PNE Disclosure Memorandum.

          "Licenses" means all of PNE's licenses, permits and other authorizations issued by, or pending with, any federal, state or local governmental authorities which are used or useful in connection with the operation of the Business, including, without limitation, those listed on
Schedule 4.23 of the PNE Disclosure Memorandum.

          "Lien" shall have the meaning set forth in Section 2.1(a) hereof.
                                                     --------------

          "Losses" shall have the meaning set forth in Section 13.2(a) hereof.
                                                       ---------------

          "Markets" means each of the following markets in which PNE currently conducts business: (i) Connecticut, (ii) New Jersey/Philadelphia, (iii) Maryland/Washington, D.C., and (iv) Harrisburg, Pennsylvania.

          "Maximum Rental" shall have the meaning set forth in Section
                                                               -------
2.4(f)(ii) hereof.
----------

          "NextMedia" shall have the meaning set forth in the preamble hereof.

          "NextMedia Disclosure Memorandum" shall have the meaning set forth in
Section 6.1 hereof.
-----------

          "NextMedia Financial Statements" shall have the meaning set forth in
Section 6.7 hereof.
-----------

          "NextMedia Interests" shall have the meaning set forth in Section
                                                                    -------
2.1(a) hereof.
------

          "NextMedia LLC Agreement" shall have the meaning set forth in Section
                                                                        -------
6.3 hereof.
---

          "NextMedia Outdoor" shall have the meaning set forth in the preamble hereof.

          "NextMedia Parties" shall have the meaning set forth in the preamble hereof.

          "Nonassignable Right" shall have the meaning set forth in Section
                                                                    -------
2.3(a) hereof.
------

          "Noncompete Period" shall have the meaning set forth in Section
                                                                  -------
9.10(b) hereof.
-------

          "Obligation" means any debt, liability or duty to pay of any nature whatsoever, whether secured, unsecured, recourse, non-recourse, liquidated, unliquidated, accrued, absolute, fixed, contingent, ascertained, unascertained, known, unknown or otherwise, including, without limitation, liabilities and obligations under executory Contracts.

          "Offered Rental" shall have the meaning set forth in Section
                                                               -------
2.4(f)(ii) hereof.
----------

          "Offering" shall have the meaning set forth in Section 9.1 hereof.
                                                         -----------

          "Payable Statement" shall have the meaning set forth in Section
                                                                  -------
9.16(a) hereof.
-------

          "Person" means any individual, sole proprietorship, joint venture, partnership, corporation, limited liability company, association, unincorporated organization, cooperative, trust, estate, government (or any branch, subdivision or agency thereof), governmental, administrative or regulatory authority, or any other entity of any nature whatsoever.

          "Personal Property" includes, without limitation, machinery, equipment, computer programs, computer software, copyrights, patents, trademarks, websites, URL addresses, tools, motor vehicles, furniture, leasehold improvements, office equipment, supplies, inventory, spare parts and all other tangible or intangible personal property which is owned, used or leased by PNE in the operation of the Business.

          "PNE" shall have the meaning set forth in the preamble hereof.

          "PNE Carve-Out Financial Statements" shall have the meaning set forth in Section 4.7 hereof.
   -----------

          "PNE Debt Instruments" shall have the meaning set forth in Section
                                                                     -------
4.20 hereof.
----

          "PNE Disclosure Memorandum" shall have the meaning set forth in
Section 4.1 hereof.
-----------

          "PNE Securities" means the securities held by PNE in the following wholly-owned subsidiaries of PNE: Crickett, Ltd. and Chesapeake Outdoor Enterprises, Inc. (collectively, the "PNE Subsidiaries").

          "PNE Subsidiaries" shall have the meaning set forth above.

          "Preliminary Working Capital Amount" shall have the meaning set forth in Section 9.16(a).
   ---------------

          "Proceeding" means any claim, suit, action, litigation, investigation, arbitration, administrative hearing, or any other similar matter of any nature whatsoever

          "Purchased Assets" shall have the meaning set forth in Section 2.1(c)
                                                                 --------------
hereof.

          ."Purchase and Sale" shall have the meaning set forth in the recitals hereof.

          "Real Property" means, collectively, the real property owned in fee by PNE relating to the operation of the Business, together with all appurtenant easements thereunto, and all structures, fixtures and improvements located thereon, and the Leased Real Property.

          "Receivable Statement" shall have the meaning set forth in Section
                                                                     -------
9.16(a) hereof.
-------

          "Restrictive Covenant" shall have the meaning set forth in Section
                                                                     -------
9.10(a) hereof.
-------

          "Securities Act" shall have the meaning set forth in Section 9.14
                                                               ------------
hereof.

          "Site Leases" shall mean all leases, licenses, easements, occupancy agreements and other grants of any right to use real property not owned in fee by PNE for the use, operation, construction, or management of outdoor Advertising Displays relating to the operation of the Business, and all extensions, modifications or renewals (whether or not pursuant to different terms and conditions) thereof to which PNE was a party or of which it had the benefit as of May 8, 2001 or which have been assumed by or assigned to PNE or entered into after such date and in effect as of the Closing Date, including, without limitation, rights to locations on which structures have not been built which NextMedia Outdoor or NextMedia has specifically agreed to assume after NextMedia Outdoor or NextMedia has had a reasonable opportunity to review such Site Leases. All Site Leases in existence as of May 8, 2001 are listed on
Schedule 4.13 of the PNE Disclosure Memorandum, which Schedule sets forth for each such Site Lease (a) the location of the property, (b) the name of the lessor or grantor, (c) the expiration date, if any, and (d) the panel number of the sign, if any, located thereon.

          "Site Lease Lessor Report" shall have the meaning set forth in Section
                                                                         -------
2.4(b) hereof.
------

          "Tax" means any foreign, federal, state, local, county or other taxes of any kind whatsoever, including, without limitation, (a) income, profits, premium, estimated, gross receipts, corporate loan, franchise, ad valorem, severance, capital stock, sales, use, occupancy, production, general property, real property, personal property, intangible property, transfer, license, stamp, environmental, withholding, fuel, excise, accumulated earnings, personal holding company, employment, unemployment compensation, social security, payroll related, import duties or other governmental charges and assessments, (b) corporate or other organizational fee, assessment, rent, or any other fee or charge of any nature whatsoever, or (c) deficiency, interest, additions to tax, or penalty imposed with respect to any of the foregoing (including expenses associated with contesting any proposed adjustment with respect to the foregoing).

          "Tax Return" means any return, information, report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

          "WARN Act" means the Worker Adjustment and Retraining Notification Act of 1988.

          "Working Capital Amount" shall have the meaning set forth in Section
                                                                       -------
9.16(c) hereof.
-------

                                   ARTICLE II

                       CONTRIBUTION AND PURCHASE AND SALE
                       ----------------------------------

     2.1 Contribution and Purchase and Sale. Subject to the terms and conditions
         ----------------------------------
contained herein, on the Closing Date:

          (a) PNE shall contribute (i) a 26.20% undivided interest in and to the billboard assets used or useful in the operation of the Business which are described on Schedule 2.1(a) of the PNE Disclosure Memorandum and (ii) the PNE Securities (the "Contributed Assets") as a capital contribution to NextMedia in exchange for $33,000,000 of NextMedia's Class A membership interests, at a price of $1.16 per interest (the "NextMedia Interests") on the terms and conditions set forth in the NextMedia LLC Agreement (as defined in Section 6.3 hereof), and
                                                        -----------
PNE shall be credited with an initial capital contribution to NextMedia in the amount of Thirty-Three Million Dollars ($33,000,000). The Contributed Assets shall be transferred to NextMedia free and clear of all mortgages, liens, pledges, encumbrances, equities, restrictions, security or other third party interests, conditional sales agreements, options, debts, charges, claims and Obligations of every nature, kind and character (collectively, the "Liens").

          (b) PNE shall sell, transfer, assign, convey and deliver to NextMedia Outdoor, and NextMedia Outdoor shall purchase from PNE, a 73.80% undivided interest in and to the billboard assets used or useful in the operation of the Business which are described on Schedule 2.1(a) of the PNE Disclosure Memorandum (the "Purchased Assets"), wherever located, free and clear of all Liens.

          (c) The Contributed Assets and the Purchased Assets shall include the following:

               (i) all of the Assumed Contracts;

               (ii) all of PNE's right, title and interest in and to the Licenses;

               (iii) all Advertising Displays;

               (iv) all Personal Property;

               (v) all Real Property;

               (vi) all files, books and other records relating primarily to the Business or the operations thereof, including, without limitation, executed copies of the Assumed Contracts or, if no executed agreement exists, summaries of the Assumed Contracts, price lists, marketing information, sales records, customer lists and files;

               (vii) all of PNE's goodwill with respect to the Business and the operations thereof;

               (viii) all rights under or pursuant to all warranties, representations and guarantees made by suppliers in connection with the Assets or services furnished to PNE to the extent such warranties, representations and guarantees are assignable; and

               (ix) all such other assets, properties, interests and rights owned, leased or licensed by PNE that are used or useful in connection with the Business or the operations thereof, except for any Excluded Assets.

     2.2 Excluded Assets. The following assets of PNE shall not be contributed
         ---------------
to or acquired by either NextMedia or NextMedia Outdoor and shall be deemed excluded assets (collectively, the "Excluded Assets"):

          (a) PNE's minute books and other books and records relating to internal governance matters, and any books and records not related to the Business or the operations thereof; provided, however, that NextMedia or
                                    --------  -------
NextMedia Outdoor, as applicable, shall receive any minute books and other such books and records relating to the PNE Subsidiaries;

          (b) All claims, rights or interest of PNE in and to any refunds of federal, state or local franchise, income or other Taxes or fees of any nature whatsoever which relate solely to the period prior to the Closing Date;

          (c) All Contracts, other than the Assumed Contracts, and all assets or funds held in trust, or otherwise associated with or used in connection with PNE's employee benefit plans, programs or arrangements;

          (d) All assets, properties, interests and rights owned by PNE that are used in connection with PNE's New York operations or the operation of its New Jersey corporate office;

          (e) All Accounts Receivable; and

          (f) All cash on hand, in bank accounts and all other cash items and equivalents of PNE relating to the Business or operations thereof as of the Closing Date.

     2.3 Nonassignable Contracts.
         -----------------------

          (a) Nonassignability. Without limiting or otherwise affecting the
              ----------------
rights of NextMedia or NextMedia Outdoor pursuant to Article XIII of this
                                                     ------------
Agreement, to the extent that any Assumed Contract is not capable of being assigned without the consent, approval or waiver of a third Person (including, without limitation, a governmental entity), or if such assignment or attempted assignment would constitute a breach thereof or a violation of any Law (each, a "Nonassignable Right"), nothing in this Agreement will constitute an assignment or require the assignment thereof, except to the extent provided in this Section
                                                                         -------
2.3.
---

          (b) PNE to Use Commercially Reasonable Efforts. Notwithstanding
              ------------------------------------------
anything to the contrary contained herein, PNE shall not be obligated to assign to NextMedia or NextMedia Outdoor any rights or Obligations in, to or under any Nonassignable Right without first having obtained all consents, approvals and waivers necessary for such assignment; provided, however, that PNE shall use its
                                       --------  -------
commercially reasonable efforts to obtain all such consents, approvals and waivers prior to the Closing and, if the Closing occurs without certain consents being obtained, PNE shall use its commercially reasonable efforts after the Closing Date to obtain all such consents, approvals and waivers. NextMedia Outdoor acknowledges and agrees that it shall cooperate with PNE in PNE's efforts to obtain all required consents, approvals and waivers.

          (c) If Waivers or Consents Cannot Be Obtained. To the extent that any
              -----------------------------------------
consent, approval or waiver required for the assignment of any Nonassignable Right cannot be obtained by PNE either prior to or after the Closing, then PNE shall use it commercially reasonable efforts to: (i) provide to the NextMedia Parties the financial and business benefits of any such Nonassignable Right and
(ii) enforce, at the request of the NextMedia Parties, for the account of the NextMedia Parties, any rights of PNE arising from any such Nonassignable Right (including, without limitation, the right to elect to terminate in accordance with the terms thereof upon the advice of the NextMedia Parties).

          (d) Not Applicable to Site Leases. This Section 2.3 shall not apply to
              -----------------------------       -----------
consents to assignment required under the Site Leases.

     2.4 Consents to Certain Site Leases.
         -------------------------------

          (a) Pre-Closing Consents. Prior to Closing, PNE shall obtain the
              --------------------
consent of TDI to the assignment of those bulletin Site Leases in which TDI is a party, which Site Leases are listed on Schedule 2.4(a) of the PNE Disclosure Memorandum to NextMedia Outdoor and will assist NextMedia Outdoor post-Closing in obtaining the consent of TDI on non-bulletin Site Leases in which TDI is a party.

          (b) Post-Closing Consents. In connection with the bulletin Site Leases
              ---------------------
requiring consents to assignment listed on Schedule 2.4(b) of the PNE Disclosure Memorandum, NextMedia Outdoor shall, at its option, obtain the lessors' consents to the assignment of such Site Leases to NextMedia Outdoor after the Closing and shall bear any expenses incidental to obtaining such consents. Within sixty (60) days after the Closing, NextMedia Outdoor shall provide to PNE a list of those lessors from whom NextMedia Outdoor intends to seek consents (the "Site Lease Lessor Report").

          (c) Site Lease Cancellation. If, during the six (6) month period
              -----------------------
commencing on the Closing Date ("the Consent Period"), with respect to any consent under Section 2.4(b) (provided that NextMedia Outdoor is not in material
              --------------
default with respect to such Site Lease as a result of any action taken by NextMedia Outdoor after the Closing Date), all of the following occur: (i) NextMedia Outdoor is unable to obtain the lessor's consent, (ii) NextMedia Outdoor, after using commercially reasonable efforts to negotiate a new lease, does not enter into a new lease for the same or a substantially similar site, and (iii) the lessor terminates the existing Site Lease prior to the expiration of its term (including extension options other than extension options that require lease rate negotiations) (collectively, a "Lease Cancellation Event"); then for each Lease Cancellation Event, NextMedia Outdoor may receive a Lease Cancellation Payment (as defined below) by delivering to PNE a certificate of an officer of NextMedia Outdoor certifying to PNE the occurrence of the Lease Cancellation Event (a "Lease Cancellation Notice"). Each Lease Cancellation Notice shall set forth in reasonable detail a description of the Lease Cancellation Event and shall contain as an attachment copies of documents evidencing NextMedia Outdoor's satisfaction of its obligation to exercise commercially reasonable efforts to negotiate a new Site Lease for the same or a substantially similar site.

          (d) Procedure for Claims by NextMedia. Upon the occurrence of a Lease
              ---------------------------------
Cancellation Event, PNE shall have thirty (30) days from its receipt of the Lease Cancellation Notice to request in writing reasonable additional information from NextMedia Outdoor regarding the Lease Cancellation Event. If PNE does not request such additional information, PNE will be deemed to have accepted the Lease Cancellation Notice and shall, upon the expiration of the Lease Consent Period, pay to NextMedia Outdoor the sum of all Lease Cancellation Payments (as defined below) in accordance with Section 2.4(i). If PNE requests
                                               --------------
in writing such additional information, NextMedia Outdoor will have thirty (30) days from its receipt of PNE's request to provide such reasonable information to PNE or object to the request. If NextMedia Outdoor objects to PNE's request, or if PNE is not satisfied with the additional information that NextMedia Outdoor provides, PNE and NextMedia Outdoor shall attempt to resolve their differences prior to the expiration of the Lease Consent Period. If PNE and NextMedia cannot resolve their dispute by the expiration of the Lease Consent Period, the parties shall resolve the dispute by arbitration pursuant to Article XV hereof.
                                                     ----------

          (e) Lease Cancellation Payment Defined. For purposes of this Section
              ----------------------------------                       -------
2.4, a "Lease Cancellation Payment" means a cash payment in an amount equal to
---
the product of the average monthly net revenue attributable to the Advertising Display(s) covered under the Site Lease during the preceding 12-month period multiplied by the months remaining on the Site Lease (including extension options other than extension options that require lease rate negotiation) at the time of the Lease Cancellation Event, multiplied by fifty percent (50%) multiplied by twelve (12), then discounted at ten percent (10%) per year, minus the value of the sign structure at the time of the Lease Cancellation Event.

          (f) Limitations on NextMedia Claims. PNE's obligation to make any
              -------------------------------
Lease Cancellation Payment under this Section 2.4 shall not be triggered unless:
                                      -----------

               (i) NextMedia Outdoor has used commercially reasonable efforts to contest any lessor's unreasonable refusal to consent to an assignment, including the institution of reasonable litigation to obtain such consent;

               (ii) (A) NextMedia Outdoor is unable to negotiate a new Site Lease that is (x) not greater than a one hundred percent (100%) increase of the rent of the relevant Site Lease at the time of Closing or (y) market rent, whichever is higher (the "Maximum Rental"), (B) notifies PNE of the rental amount demanded by the lessor of that Site Lease (the "Offered Rental") and offers PNE the opportunity, exercisable within 10 days after such notice, to pay NextMedia Outdoor an amount equal to the difference between the Offered Rental and the Maximum Rental times the remaining term of the existing lease (including extension options other than extension options that require lease rate negotiation), discounted at 10% per year, and (C) PNE does not agree to make such payment within the 10-day period (in the event that PNE makes such payment, such Site Lease shall count as a Site Lease under which consent has been obtained);

               (iii) NextMedia Outdoor does not receive a take-down credit (i.e., the right to improve a new site lease) with respect to the Site Lease; and

               (iv) NextMedia Outdoor does not receive the consent of the lessors with respect to at least 75% of the Site Leases listed on the Site Lease Lessor Report during the Consent Period.

          (g) Status Reports. On the 1st and 15th day of each calendar month
              --------------
during the Consent Period, NextMedia Outdoor shall provide PNE with a written report of the following items:

               (i) the number and identity of consents of lessors received by NextMedia Outdoor since Closing; and

               (ii) an updated status report of the most recent responses (other than consents) received by NextMedia Outdoor from lessors.

          (h) Cap on Aggregate Claims. PNE's obligation to make any Lease
              -----------------------
Cancellation Payments or payments pursuant to Section 2.4(f)(ii) to NextMedia
                                              ------------------
Outdoor shall not exceed One Million Five Hundred Thousand Dollars ($1,500,000.00) in the aggregate. Any Lease Cancellation Payments by PNE pursuant to this Section 2.4 shall reduce PNE's aggregate indemnification
                 -----------
liability pursuant to Section 13.5(d) hereof.
                      ---------------

          (i) Offset. Any amount payable to NextMedia Outdoor pursuant to this
              ------
Section 2.4 by PNE shall be made pursuant to the NextMedia Parties' rights of
-----------
offset in Section 13.7 hereof to the extent of the Preliminary Working Capital
          ------------
Amount, if any. To the extent the Preliminary Working Capital Amount is insufficient to satisfy NextMedia Outdoor's claims under this Section 2.4, PNE
                                                              -----------
shall pay the amount of any deficiency to NextMedia Outdoor within five (5) Business Days.

          (j) Resolution of Disputes. Any dispute between the parties under this
              ----------------------
Section 2.4 shall be resolved by arbitration pursuant to Article XV.
-----------                                              ----------

     2.5 Liabilities.
         -----------

          (a) Assumed Liabilities. Subject to the provisions of Section 2.5(b),
              -------------------                               --------------
at Closing, the NextMedia Parties shall assume, discharge and perform the liabilities of PNE arising or to be performed after the Closing Date under the Assumed Contracts and Licenses in effect on the Closing Date which are a part of the Assets and all other liabilities that arise from the ownership or operation of the Assets after the Closing Date. All of the foregoing liabilities shall be referred to herein collectively as the "Assumed Liabilities."

          (b) Excluded Liabilities. Notwithstanding anything contained in this
              --------------------
Agreement to the contrary, the NextMedia Parties shall not assume or otherwise be liable in respect of, or be deemed by virtue of the execution and delivery of this Agreement, or as a result of the consummation of the transactions contemplated by this Agreement, to have assumed or otherwise be liable in respect of, any Obligation of PNE, or any of its Affiliates other than the Assumed Liabilities, including, without limitation, any of the following Obligations of PNE (collectively, the "Excluded Liabilities"):

               (i) all Obligations of PNE or any predecessor or Affiliate of PNE which in any way relate to, or arise out of, any of the Excluded Assets;

               (ii) any and all Tax liabilities of PNE;

               (iii) all Obligations of PNE for borrowed money or interest on such borrowed money;

               (iv) all Obligations arising out of any breach by PNE or any predecessor or Affiliate of PNE of any of the terms or conditions of any provision of any Contract;

               (v) all Obligations of PNE or any predecessor or Affiliate of PNE resulting from, or arising out of, any violation of Law;

               (vi) all claims or Obligations of PNE as an employer, including, without limitation, liabilities for wages, supplemental unemployment benefits, vacation benefits, severance benefits, retirement benefits, Federal Consolidated Omnibus Budget Reconciliation Act of 1985 benefits, Federal Family and Medical Leave Act of 1993 benefits, WARN Act

Obligations and liabilities, or any other employee benefits, withholding Tax liabilities, workers' compensation, or unemployment compensation benefits or premiums, hospitalization or medical claims, occupational disease or disability claims, or other claims attributable in whole or in part to employment or termination by PNE or arising out of any labor matter involving PNE as an employer, and any claims, liabilities and Obligations arising from or relating to any employee benefit plans;

               (vii) all claims, liabilities, losses, damages, or expenses relating to any Proceeding of any nature arising out of the Business or ownership of the Assets on or prior to the Closing Date including, without limitation, any claims against or any liabilities for injury to, or death of, Persons or damage to or destruction of property, any workers' compensation claims, and any warranty claims;

               (viii) except as may otherwise be provided herein, any accounts payable, other indebtedness, Obligations or accrued liabilities of PNE (except for Assumed Liabilities);

               (ix) any claims, liabilities, losses, damages, expenses or Obligations resulting from the failure to comply with, or imposed pursuant to, any Environmental Law or resulting from the use, presence, generation, storage, treatment, transportation, handling, disposal, emission or release of Hazardous Substances, solid wastes, and gaseous matters by PNE or by any other Person related to, or affiliated with, PNE or the Assets to the extent related to, arising from or otherwise attributable to acts or omissions prior to, or conditions existing as of, the Closing Date, including, without limitation, any Obligation for cleaning up waste disposal sites from or related to acts or omissions on or prior to the Closing Date; and

               (x) all fees and expenses incurred by PNE in connection with negotiating, preparing, closing, and carrying out this Agreement and the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of PNE's attorneys, accountants, consultants and brokers.

No NextMedia Party shall be the successor employer of PNE's employees for any purpose and no such party is required to employ any of such employees or has any liability whatsoever with respect to any employee of PNE.

     2.6 Delivery of NextMedia Interest. Contemporaneously with the Closing,
         ------------------------------
NextMedia shall deliver to PNE a duly executed counterpart of the Joinder Agreement, substantially in the form of Exhibit A hereto and, effective as of
                                        ---------
the Closing Date, PNE shall be credited with an initial capital contribution to NextMedia as further described herein.

     2.7 Aggregate Consideration. Subject to Section 2.8, the aggregate
         -----------------------             -----------
consideration ("Aggregate Consideration") for the Assets is $92,150,000, consisting of $59,150,000 in cash for the Purchased Assets, which amount shall be paid to PNE or its designee at Closing by wire transfer to an account or accounts designated by PNE, and the issuance to PNE of the NextMedia Interests and the receipt by PNE of a credit on the books and records of NextMedia for an initial capital contribution of Thirty-Three Million Dollars ($33,000,000) in exchange for the Contributed Assets. NextMedia Outdoor shall be notified by PNE in writing at least two (2)

Business Days prior to the Closing Date of the account(s) to which the cash portion of the Aggregate Consideration should be directed.

     2.8 PNE Option to Increase Cash Component of Aggregate Consideration.
         ----------------------------------------------------------------
Notwithstanding the foregoing provisions of this Article II, PNE shall have the
                                                 ----------
option to increase the cash portion of the Aggregate Consideration (with a corresponding reduction in PNE's initial capital contribution credit) by no more than One Million Three Hundred Fifty Thousand Dollars ($1,350,000) upon notice to NextMedia prior to the Closing. If PNE exercises this option, the percentages in Sections 2.1(a) and 2.1(c) and the amounts in Sections 2.6 and 2.7 shall be
   ---------------     ------                    ------------     ---
adjusted to reflect the change.

     2.9 Adjustments and Prorations.
         --------------------------

          (a) All revenues arising from the operation of the Business, earned or accrued until midnight on the day prior to the Closing Date, and all expenses, costs or liabilities, arising therefrom incurred, accrued or payable up until such time including, without limitation, business, license, utility charges, real and personal property Taxes and assessments levied against the Assets, property and equipment rentals, applicable copyright or other fees, sales and service charges and Taxes (other than income Taxes, which shall be PNE's sole responsibility for all taxable periods ending prior to the Closing Date, and those Taxes arising from the sale and transfer of the Assets, which, in the case of transfer and other similar Taxes shall be paid as set forth in Section 9.8)
                                                                  -----------
shall be prorated among the NextMedia Parties and PNE in accordance with the principle that (i) in accordance with Section 9.16, PNE shall receive credit for
                                      ------------
all revenues, refunds and deposits of PNE held by third parties and shall be responsible for all expenses, costs and liabilities incurred, payable or allocable to the conduct of the Business for the period prior to the Closing Date and (ii) the NextMedia Parties shall receive all revenues earned or accrued, and shall be responsible for all expenses, costs and liabilities incurred, payable or allocable to the conduct of the Business for the period commencing on and continuing after the Closing Date (provided that the NextMedia Parties shall have no responsibility for any wages, salaries, vacation, severance, sick pay or other similar expenses of any employee of PNE, it being understood that neither of the NextMedia Parties is a successor employer of any of PNE's employees).

          (b) Adjustments or prorations pursuant to this Section 2.9 will,
                                                         -----------
insofar as feasible, be determined on the Closing Date based upon PNE's calculation delivered to NextMedia Outdoor five (5) days prior to the Closing Date and approved by NextMedia Outdoor.

     2.10 Allocation. The NextMedia Parties and PNE agree to allocate Twelve
          ----------
Million Dollars ($12,000,000) to the stock of the PNE Subsidiaries. The NextMedia Parties and PNE shall attempt in good faith to negotiate an allocation of the remainder of the Aggregate Consideration to the Assets in a manner which complies with Section 1060 of the Code prior to Closing. The parties acknowledge and agree that if the NextMedia Parties and PNE are unable to reach an agreement prior to Closing, then, within sixty (60) days after Closing, the NextMedia Parties and PNE shall negotiate in good faith such allocation. In the event that the NextMedia Parties and PNE cannot agree on such allocation within such sixty-day period, the matter shall be submitted to Arthur Andersen, an independent certified public accounting firm ("Accountant") who shall be directed to submit a final allocation to the NextMedia Parties and PNE within thirty (30) days. Accountant's determination shall be binding on the NextMedia Parties and PNE. Each party shall bear the fees and expenses of its own representatives, if any, and shall share equally the fees and expenses of Accountant, if any. The allocation, whether agreed upon by the NextMedia Parties and PNE or determined by Accountant, shall be consistently reported by the NextMedia Parties and PNE on Form 8594 in compliance with Section 1060 of the Code.

     2.11 Tax-Free Exchange. The parties intend that the Contribution shall
          -----------------
qualify as a tax-free exchange within the meaning of Section 721 of the Code. The parties shall not take, or omit to take, or cause to be taken or omitted, any action that would prevent the transaction from qualifying for such treatment thereunder.

     2.12 Deposit. Within ten (10) days after the execution of this Agreement,
          -------
NextMedia Outdoor, on behalf of the NextMedia Parties, will deliver a letter of credit reasonably acceptable to PNE in the amount of Five Million Dollars ($5,000,000) to Bank One, Baton Rouge, Louisiana (the "Escrow Agent"), as a good faith deposit, which letter of credit (the "Deposit"), shall be held by the Escrow Agent pursuant to the terms and conditions of the Escrow Agreement, of even date herewith, among NextMedia Outdoor, PNE and the Escrow Agent, a copy of which is attached as Exhibit B hereto (the "Escrow Agreement"), until the
                     ---------
earlier of the Closing or the termination of this Agreement in accordance with
Article XIV hereof. In the event that this Agreement is properly terminated by
-----------
PNE in accordance with the provisions of Sections 14.1(d) or (e), then the
                                         ----------------    ---
Escrow Agent shall deliver the Deposit to PNE as liquidated damages. The parties hereby acknowledge and agree that the receipt by PNE of the Deposit following its termination of this Agreement in accordance with the terms and conditions of Sections 14.1(d) or (e) shall be PNE's sole and exclusive remedy with respect to
----------------    ---
any such termination. In the event that this Agreement is terminated for any reason other than by PNE in accordance with Sections 14.1(d) or (e), or the
                                            ----------------    ---
transactions contemplated hereby are consummated, then the Escrow Agent shall promptly return the Deposit to NextMedia Outdoor.

                                   ARTICLE III

                                     CLOSING
                                     -------

     The transactions contemplated herein shall be consummated (the "Closing") at the office of Kilpatrick Stockton LLP, at 1100 Peachtree Street, Suite 2800, Atlanta, Georgia 30309-4530 at 10:00 a.m., eastern standard time, within ten
(10) days after the conditions set forth in Articles X and XI hereof have been
                                            ----------     --
satisfied or waived by the party entitled to do so (the "Closing Date"), provided that the Closing shall not occur prior to June 30, 2001 or after July 31, 2001, unless the parties mutually agree to another time.

                                   ARTICLE IV

                      REPRESENTATIONS AND WARRANTIES OF PNE
                      -------------------------------------

     To induce the NextMedia Parties to enter into and perform this Agreement, PNE represents, warrants and agrees as follows, which representations, warranties and agreements are being made as of the date hereof and shall be deemed to be made again as of the Closing:

     4.1 PNE Disclosure Memorandum. PNE has delivered to the NextMedia Parties a
         -------------------------
memorandum (the "PNE Disclosure Memorandum") containing certain information regarding PNE and the PNE Subsidiaries as indicated at various places in this Agreement. All information set forth in the PNE Disclosure Memorandum or in documents incorporated by reference in the PNE Disclosure Memorandum is true, correct and complete in all material respects, does not omit to state any material fact necessary in order to make the statements therein not misleading, and shall be deemed for all purposes of this Agreement to constitute part of the representations and warranties of PNE under this Article IV. The information
                                                 ----------
contained in the PNE Disclosure Memorandum shall be deemed to be part of and qualify the representations and warranties contained in this Article IV. PNE
                                                             ----------
shall promptly provide the NextMedia Parties with written notification of any event, occurrence or other information necessary to maintain the PNE Disclosure Memorandum and all other documents and writings furnished to the NextMedia Parties pursuant to this Agreement, taken as a whole, materially true, correct and complete at all times prior to and including the Closing; provided, however,
                                                              --------  -------
that any such written notification shall not be deemed to amend or supplement the PNE Disclosure Memorandum.

     4.2 Company Existence.
         -----------------

          (a) PNE is a limited liability company, validly existing and in good standing under the laws of the State of Delaware and has the full power and authority to own, lease and operate the Assets and to carry on the Business as it is now being conducted and as presently proposed to be conducted, and is duly qualified to conduct business and is in good standing in each jurisdiction in which its operation of the Assets or its ownership or leasing of property makes such qualification necessary. Each of the foregoing states are listed on
Schedule 4.2(a) of the PNE Disclosure Memorandum.

          (b) Each of the PNE Subsidiaries is a corporation validly existing and in good standing under the laws of its jurisdiction of incorporation and has the full power and authority to own, lease and operate its assets and to carry on its business as it is now being conducted and as presently proposed to be conducted, and is duly qualified to conduct business and is in good standing in each jurisdiction in which its operation of its assets or its ownership or leasing of property makes such qualification necessary. Each of the foregoing states are listed on Schedule 4.2(b) of the PNE Disclosure Memorandum.

     4.3 Capitalization.
         --------------

          (a) PNE is wholly-owned by PNE Media Holdings, LLC. The PNE Subsidiaries are wholly-owned by PNE. All of the issued and outstanding shares of the capital stock of the PNE Subsidiaries held by PNE were duly authorized for issuance, are validly issued, fully paid and nonassessable and were not issued in violation of any preemptive or similar rights.

          (b) There is no existing option, warrant, call, right, stock appreciation right or equivalent right, commitment or other agreement of any character to which any PNE Subsidiary or PNE is a party requiring, and there are no securities of any PNE Subsidiary outstanding which upon conversion or exchange would require, the issuance, sale or transfer of any additional shares of capital stock, voting securities or other equity securities of the PNE Subsidiaries or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase shares of capital stock, voting securities or other equity securities of the PNE Subsidiaries. Except as set forth above, no shares of capital stock or other voting securities of the PNE Subsidiaries are outstanding. Neither of the PNE Subsidiaries nor PNE is a party to any voting trust or other voting agreement with respect to any of the shares of common stock of the PNE Subsidiaries or to any agreement relating to the issuance, sale, redemption, transfer or other disposition of the capital stock of the PNE Subsidiaries. Except as set forth on Schedule 4.3 of the PNE Disclosure Memorandum, there are no restrictions as to the transferability of the PNE Securities.

     4.4 Authorization. PNE has the requisite power and authority to execute,
         -------------
deliver and perform this Agreement and all other agreements to be executed and delivered by it hereunder or in connection herewith (the "Ancillary Agreements"), and all necessary actions on the part of PNE have been duly and validly taken to authorize the execution, delivery and performance of this Agreement and the Ancillary Agreements.

     4.5 Valid and Binding Obligation. This Agreement has been duly executed and
         ----------------------------
delivered by PNE and constitutes the legal, valid and binding obligation of PNE enforceable against PNE, and each of the Ancillary Agreements to be delivered by PNE, when executed and delivered at Closing, will constitute a legal, valid and binding obligation of PNE, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization and moratorium laws, other laws of general application affecting the enforcement of creditors' rights generally and general principles of equity.

     4.6 Absence of Conflicting Agreements. Neither the execution, delivery or
         ---------------------------------
performance of this Agreement or the Ancillary Agreements when so executed (with or without the giving of notice, the lapse of time, or both) nor the consummation of the transactions contemplated hereby or thereby, (a) will conflict with any provision of the Articles of Organization or the Operating Agreement of PNE or the governing documents of the PNE Subsidiaries; (b) will conflict with, will result in a breach of, or will constitute a default under any applicable Law, except for those conflicts, breaches and defaults that, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on PNE's ability to consummate the transactions contemplated by this Agreement and the Ancillary Agreements; (c) will result in a breach of, will conflict with, will constitute a default under or will permit any party to terminate, modify, accelerate the performance of or cancel the terms of, any Assumed Contract or License to which PNE is a party or by which PNE may be bound (except for consents required by the Site Leases); or (d) create any Lien upon any of the Assets.

     4.7 Financial Statements. PNE has delivered to NextMedia Outdoor, a true,
         --------------------
correct and complete copy of financial statements relating to the Assets and the operations of the Business as, at and for the fiscal years ended December 31, 1999 and 2000, as audited by PriceWaterhouseCoopers and (b) the unaudited financial statements for the three (3) month period ended March 31, 2001, consisting of balance sheets and statements of income (such audited and unaudited financial statements are collectively referred to as the "PNE Carve-Out Financial Statements"). The PNE Carve-Out Financial Statements were prepared in accordance with GAAP. The PNE Carve-Out Financial Statements are true and correct in all material respects and present fairly in all respects the financial condition and results of the operations of the Business as of their respective dates. Except as otherwise indicated in the PNE Carve-Out Financial Statements, the accounting practices used by PNE in preparing PNE's internal financial statements for the PNE Carve-Out Financial Statements were the same in each of the PNE Carve-Out Financial Statements and were consistently followed throughout the periods reflected in each of the PNE Carve-Out Financial Statements.

     4.8 Reports. All material returns, reports and statements which PNE or the
         -------
PNE Subsidiaries are required to file with any governmental agency relating to the operation of the Business or otherwise have been filed, and all reporting requirements of governmental authorities having jurisdiction over the operation of the Business by PNE and the PNE Subsidiaries have been complied with.

     4.9 Events Subsequent to PNE Carve-Out Financial Statements. Except as
         -------------------------------------------------------
indicated in Schedule 4.9 of the PNE Disclosure Memorandum, since March 31, 2001, there has not been: (a) any change in the condition of the Assets, the liabilities or the Business of PNE or the PNE Subsidiaries or any damage, destruction or loss of any kind (whether or not covered by insurance) or any other event or circumstance which has had, or could reasonably be expected to have, a material adverse affect on the Assets, the Business or the PNE Subsidiaries; (b) any material mortgage on, pledge of, or creation of any other material Lien on, any of the Assets or the assets or capital stock of the PNE Subsidiaries; (c) any cancellation or waiver of any right material to the operation of the Business or cancellation or waiver of any material debts or claims due or owing to PNE or the PNE Subsidiaries; (d) any sale, transfer or other disposition of any of the Assets or the assets of the PNE Subsidiaries (except sales in the ordinary course of business); (e) payment, discharge or satisfaction of any Obligation by PNE or the PNE Subsidiaries other than in the ordinary course of business; (f) any material transaction, agreement or event outside the ordinary course of PNE's or the PNE Subsidiaries' business or which is inconsistent with past practice; (g) any labor strike or other labor trouble;
(h) any material loss of employees, other than in the ordinary course of business; (i) any material adverse change in PNE's or the PNE Subsidiaries' relationship with its suppliers and customers, and PNE has no reason to believe that any such material adverse change may be reasonably likely to occur; and (j) any change by PNE or the PNE Subsidiaries in its financial or Tax accounting principles or methods, except insofar as required by GAAP or applicable Law.

     4.10 Undisclosed Obligations. Except as indicated in Schedule 4.10 of the
          -----------------------
PNE Disclosure Memorandum or otherwise disclosed in this Agreement: (a) neither PNE nor the PNE Subsidiaries has any liability, secured or unsecured (whether absolute, accrued, contingent or otherwise and whether due or to become due) of a nature required by GAAP to be reflected in a balance sheet or disclosed in the notes thereto except (i) as such Obligations are reflected in the PNE Carve-Out Financial Statements, or (ii) for Obligations incurred after March 31, 2001, in the ordinary course of business consistent with past practices (none of which is a liability resulting from breach of contract, breach of warranty, tort, infringement, claim or lawsuit), none of which individually or in the aggregate are materially adverse to the Assets, the operation of the Business or the PNE Subsidiaries and (b) neither PNE nor the PNE Subsidiaries has any contingent liabilities or other liabilities outside the ordinary course of business not reflected in the PNE Carve-Out Financial Statements.

     4.11 Taxes. Each of PNE and the PNE Subsidiaries has filed, or caused to be
          -----
filed, with the appropriate agencies, all federal, state, county, local or city Tax Returns and Tax reports affecting the Business or the Assets which are required by Law to be filed by PNE or the PNE Subsidiaries, and all Tax assessments and other governmental charges which are due and payable have been paid. Such Tax Returns and reports are materially true, complete and correct. No audit of any Tax Returns of PNE or the PNE Subsidiaries is in progress, or to the knowledge of PNE or the PNE Subsidiaries, threatened and the results of any completed audits are properly reflected in the PNE Carve-Out Financial Statements. There exists no past due unpaid Tax or Tax deficiency against PNE or the PNE Subsidiaries by a governmental agency or authority having jurisdiction. All Taxes due have been fully paid, or adequate reserves have been set up for the same and reflected on the PNE Carve-Out Financial Statements, except reserves for such as may have accrued or been incurred in the ordinary course of business since the compilation of the PNE Carve-Out Financial Statements. There exist no grounds for the assertion or assessment of any material additional Taxes against PNE, the PNE Subsidiaries or the Assets in excess of the reserves shown on the PNE Carve-Out Financial Statements. Copies of all Tax Returns, Tax examination reports and statements of deficiencies assessed against, or agreed to by, PNE or the PNE Subsidiaries with respect to all periods from and after December 31, 2000 have previously been made available to the NextMedia Parties. No waiver of any statute of limitations has been given and is in effect against PNE or the PNE Subsidiaries. All monies required to be withheld by PNE or the PNE Subsidiaries from employees or collected from customers for income Taxes, social security and unemployment insurance Taxes and sales, excise and use Taxes, and the portion of any such Taxes to be paid by PNE or the PNE Subsidiaries to governmental agencies or set aside in accounts for such purposes have been so paid or set aside, or such monies have been approved, reserved against and entered upon the books of PNE and the PNE Subsidiaries and the PNE Carve-Out Financial Statements.

     4.12 Assets Owned; Use and Condition. Except as indicated in Schedule 4.12
          -------------------------------
of the PNE Disclosure Memorandum or in the PNE Carve-Out Financial Statements, PNE or the PNE Subsidiaries, as applicable, has good and marketable title to the Assets and the assets owned by the PNE Subsidiaries, free and clear of all Liens of every kind and there exists no material restriction on the use or transfer of the Assets or such assets. The Assets include all material assets used or useful in connection with the Business as currently conducted and all material assets which permit the operation of the Business as currently conducted. The improvements located on, and the use presently being made of the real property, leased or owned by PNE, taken as a whole, are in material compliance with applicable zoning ordinances and other applicable Laws. PNE is not aware of any proposed, pending or threatened change in any code, ordinance or standard which would materially and adversely affect the Business of PNE, the PNE Subsidiaries or the use of the Assets.

     4.13 Site Leases. Schedule 4.13 of the PNE Disclosure Memorandum contains a
          -----------
true, correct and materially complete list of all Site Leases used in connection with, or necessary to conduct the Business as now conducted. Except as otherwise disclosed on Schedule 4.13 of the PNE Disclosure Memorandum, PNE has a valid leasehold interest in all of the Site Leases and none of such Site Leases is subject to any Lien, except for (a) Liens which shall be discharged or removed by PNE prior to or at Closing, (b) Liens for Taxes not yet due and payable and
(c) such imperfections of title and encumbrances, if any, which are not, individually or in the aggregate, material in character, amount or extent, and which do not materially detract from the value, or materially interfere with the present use (or anticipated use for outdoor displays), of the property subject thereto or affected thereby. All material Licenses required, if any, with respect to the Site Leases have been obtained, have been validly issued and are in full force and effect. PNE is not, and to PNE's knowledge, no other party is in material default with respect to Site Leases used in and material to, taken as a whole, the operation of the Business.

     4.14 Contracts. Schedule 4.14 of the PNE Disclosure Memorandum contains a
          ---------
true, correct and complete list of the Advertising Contracts and the other Assumed Contracts in effect on the date hereof relating to the Business. On or prior to the date hereof, PNE has provided NextMedia Outdoor with access to true, correct and complete copies of the Advertising Contracts and the other Assumed Contracts set forth on Schedule 4.14 and such contracts will be delivered promptly after the Closing. The Advertising Contracts and other Assumed Contracts are in full force and effect and are valid, binding and enforceable against PNE in accordance with their terms. Except as otherwise disclosed on Schedule 4.14 of the PNE Disclosure Memorandum, there is no default or breach by PNE, or to PNE's knowledge, any other party to any of the Advertising Contracts or other Assumed Contracts and there are no negotiations pending or in progress to revise, modify, terminate or extend any such contracts. Except as set forth on Schedule 4.14 of the PNE Disclosure Memorandum, to PNE's knowledge, there is no provision in any Advertising Contract or other Assumed Contract which any party to such contract is unable to perform. The Assumed Contracts are the only contractual agreements necessary to operate the Business as currently conducted and as presently proposed to be conducted.

     4.15 Consents. Schedule 4.15 of the PNE Disclosure Memorandum sets forth
          --------
(a) those Assumed Contracts (other than the Site Leases) which require consent for assignment to NextMedia Outdoor and (b) all of the other consents, governmental or otherwise, required to consummate the transactions contemplated hereby. Except for the Consents described in Schedule 4.15 of the PNE Disclosure Memorandum and those consents described in Sections 2.4(a) and 2.4(b) of the PNE
                                           --------------------------
Disclosure Memorandum, no consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal, and no consent or waiver of any party to any contract to which PNE or the PNE Subsidiaries is a party is required or declaration to or filing with any governmental or regulatory authority, or any other third party is required to:
(i) execute this Agreement or any Ancillary Agreement, (ii) consummate this

Agreement or any Ancillary Agreement and the transactions contemplated hereby or thereby, or (iii) permit PNE to assign or transfer the Assets to NextMedia Outdoor.

     4.16 Real Property.
          -------------

          (a) Title to the owned Real Property is, and at Closing shall be, good and marketable, fee simple absolute, free and clear of all Liens, adverse claims and other matters affecting PNE's title to or possession of such owned Real Property, including, but not limited to, all encroachments, boundary disputes, covenants, restrictions, easements, rights of way, mortgages, security interests, leases, encumbrances and title objections, excepting only such easements, restrictions and covenants presently of record which will not, in NextMedia Outdoor's reasonable business judgment, materially interfere with or impair NextMedia Outdoor's intended use of any of the owned Real Property or materially reduce its value.

          (b) Schedule 4.16 of the PNE Disclosure Memorandum lists each lease relating to the Leased Real Property. Each lease relating to the Leased Real Property is, and at Closing shall be, in full force and effect and shall not have been assigned, modified, supplemented or amended, and no party under any lease relating to the Leased Real Property is in default under any such lease, and no circumstances or state of facts presently exists which, with the giving of notice or passage of time, or both, would permit any party under any such lease to terminate such lease prior to the end of its stated term.

          (c) Except as disclosed on Schedule 4.16 of the PNE Disclosure Memorandum, the Real Property and the leased property under the Site Leases and the present uses thereof materially comply with all Laws of all governmental entities having jurisdiction over the real property, and PNE has received no notices, oral or written, from any governmental entity, and has no reason to believe, that the real property or any improvements erected or situated thereon, or the uses conducted thereon or therein, violate any Laws of any governmental entity having jurisdiction over the Real Property or the leased property under the Site Leases.

          (d) Except as identified on Schedule 4.16 of the PNE Disclosure Memorandum, the improvements located on the Real Property and on the leased property under the Site Leases are, taken as a whole, in operating condition and are structurally sound, and the mechanical and other systems located thereon are in operating condition, subject to normal wear.

     4.17 Personal Property. Schedule 4.17 of the PNE Disclosure Memorandum
          -----------------
contains a true, correct and complete list of all of the items of Personal Property valued at Fifty Thousand Dollars ($50,000) or greater which the NextMedia Parties will acquire as of the Closing Date relating to the operation of the Business. PNE or the PNE Subsidiaries, as applicable, has good and marketable title to all of the Personal Property and none of the Personal Property is subject to any Lien, except for (a) Liens which shall be discharged or removed by PNE prior to or at Closing, (b) Liens for Taxes not yet due and payable and (c) such imperfections of title and encumbrances, if any, which are not, individually or in the aggregate, material in character, amount or extent, and which do not detract from the value, or interfere with the present use, of the Personal Property subject thereto or affected thereby. PNE is not, and to PNE's knowledge no other party is, in material default under any of the leases, licenses or other agreements relating to the Personal Property. The Personal Property is in operating condition and repair (ordinary wear and tear excepted), and is available for immediate use in the Business.

     4.18 Environment, Health and Safety. To PNE's knowledge, except as set
          ------------------------------
forth on Schedule 4.18 of the PNE Disclosure Memorandum:

          (a) PNE's and the PNE Subsidiaries' operation of the Business is in compliance in all material respects with the Environmental Laws;

          (b) The Business has obtained, and is in material compliance with, all necessary permits or authorizations that are required under Environmental Laws to operate the Business;

          (c) No Environmental Claims have been asserted against PNE or the PNE Subsidiaries or, to the knowledge of PNE, any predecessor in interest, nor does PNE have knowledge or notice of any threatened or pending Environmental Claim against PNE or the PNE Subsidiaries; and

          (d) PNE further represents that it has delivered to NextMedia Outdoor true, correct and complete copies of all environmental reports, studies, investigations or correspondence in PNE's possession, if any, regarding any environmental conditions at any of the Site Lease locations or with respect to any Real Property.

     4.19 Advertising Displays. Except as listed on Schedule 4.19 of the PNE
          --------------------
Disclosure Memorandum, at Closing, PNE will own the Advertising Displays, all of which are located within the Markets, free and clear of all Liens. Each of the Advertising Displays is in material compliance with all applicable Laws. The location of each Advertising Display is set forth on Schedule 4.19 of the PNE Disclosure Memorandum.

     4.20 Debt Instruments. Schedule 4.20 of the PNE Disclosure Memorandum sets
          ----------------
forth a true, correct and complete list of all (a) material instruments defining the terms on which PNE has borrowed or is committed to loan money and all oral agreements therefor (collectively, the "PNE Debt Instruments") and (b) all indebtedness, including intercompany indebtedness, of the PNE Subsidiaries.

     4.21 Litigation. Except as indicated in Schedule 4.21 of the PNE Disclosure
          ----------
Memorandum, there is no Proceeding now pending or, to the knowledge of PNE, threatened to which PNE or the PNE Subsidiaries are a party, at law or in equity, or before any governmental department, commission, board, bureau, agency or instrumentality which relates to, or in any way affects, the Business or the Assets (including, without limitation, any Proceedings with respect to the transactions contemplated by this Agreement or any Ancillary Agreement). No Judgment has been entered against PNE or the PNE Subsidiaries, and PNE has received no opinion or memorandum from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability which may be material to the operation of the Business or the Assets.

     4.22 Compliance with Laws. PNE and the PNE Subsidiaries have complied in
          --------------------
all material respects with (a) the Licenses and (b) all applicable Laws in connection with the operation of the Business. To PNE's knowledge, neither the ownership or the use of the properties of PNE and the PNE Subsidiaries relating to the Business nor the conduct of the Business conflicts with the rights of any other Person.

     4.23 Licenses. Schedule 4.23 of the PNE Disclosure Memorandum contains a
          --------
true, correct and complete list of all of the sign permits and all other Licenses used in, and material to, taken as a whole, the operation of the Business. Except as disclosed on Schedule 4.23 of the PNE Disclosure Memorandum, PNE has all material licenses, permits and other authorizations necessary to conduct the Business in the manner and to the full extent now being conducted by PNE, including the sign permits and other Licenses listed on Schedule 4.23 of the PNE Disclosure Memorandum. The Licenses, except as otherwise set forth on
Schedule 4.23 of the PNE Disclosure Memorandum, are in full force and effect, and the conduct of the Business is in accordance therewith. Upon consummation of the transactions contemplated hereby, the Licenses will be transferred to NextMedia Outdoor such that NextMedia Outdoor may continue to operate the Business as presently operated.

     4.24 Insurance Policies. Schedule 4.24 of the PNE Disclosure Memorandum
          ------------------
sets forth a true, correct and complete list of all insurance policies and bonds in force covering PNE, the PNE Subsidiaries and any of their respective properties, operations or personnel and claims histories for each such policy for the past two (2) years. Such policies comply with the terms of the Site Leases and other Assumed Contracts with respect to the insurance coverage required thereunder, if any.

     4.25 Guarantees. Except as provided in Schedule 4.25 of the PNE Disclosure
          ----------
Memorandum, neither PNE nor either of the PNE Subsidiaries is a guarantor, indemnitor or otherwise liable for any indebtedness of any other Person, except as endorser of checks received by PNE and the PNE Subsidiaries and deposited in the ordinary course of business.

     4.26 Brokerage Fees. PNE shall pay, and shall hold the NextMedia Parties
          --------------
harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any broker's commission, finders' fee or similar compensation in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby.

     4.27 Securities Regulation. All PNE Securities were issued pursuant to
          ---------------------
exemptions to the registration requirements under the Securities Act of 1933, as amended, and applicable state securities Laws. The PNE Securities are not registered nor required to be registered under Section 12(a) of the Securities Exchange Act of 1934, as amended.

     4.28 Affiliated Transactions. Except as set forth on Schedule 4.28 of the
          -----------------------
PNE Disclosure Schedule, no officer, director, employee, stockholder, member or Affiliate of PNE or any individual related by blood, marriage, or adoption to any such individual or any entity in which such Person owns any beneficial interest, is a party to any non-arm's length agreement, contract, commitment, or transaction with PNE.

     4.29 No Third Party Options. There are no existing agreements with, options
          ----------------------
or rights of, or commitments to any Person, other than to the NextMedia Parties, to acquire any of the Assets or any interest therein.

     4.30 Books and Records. The books of account of the Business and the other
          -----------------
records of PNE and the PNE Subsidiaries relating to the Business are true, correct and complete in all material respects. At the Closing, all such books and records shall be located at the business office of PNE, except for the books and records which relate solely and exclusively to the Excluded Assets.

     4.31 Full Disclosure. No representation or warranty by PNE contained in
          ---------------
this Agreement (including the PNE Disclosure Memorandum and the Schedules hereto), or in any certificate furnished pursuant to this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein made not misleading.

     4.32 PNE's Financial Condition. No insolvency proceedings of any character,
          -------------------------
including, without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, affecting PNE, the PNE Subsidiaries or any of their respective assets or properties are pending, or to PNE's knowledge, threatened, and neither PNE nor the PNE Subsidiaries has made an assignment for the benefit of creditors, nor taken any action with a view to, or which would constitute a basis for, the institution of any such insolvency proceedings. PNE shall use the proceeds received under this Agreement to pay or to make appropriate provision for the payment of any and all creditors of PNE prior to making any distribution to its members.

                                    ARTICLE V

               REPRESENTATIONS AND WARRANTIES OF NEXTMEDIA OUTDOOR
               ---------------------------------------------------

     To induce PNE to enter into and perform this Agreement, NextMedia Outdoor represents, warrants and agrees as follows, which representations, warranties, covenants and agreements are being made as of the date hereof and shall be deemed to be made again as of the Closing:

     5.1 Corporate Existence. NextMedia Outdoor is a corporation validly
         -------------------
existing and in good standing under the laws of the State of Delaware and has the full power and authority to own all of its assets and to carry on its business as it is now being conducted, and at Closing, Next Media Outdoor will be duly qualified to conduct business and in good standing in each of the jurisdictions in which ownership of the Assets would require such qualification.

     5.2 Authorization. NextMedia Outdoor has the requisite power and authority
         -------------
to execute, deliver and perform this Agreement and the Ancillary Agreements, and all necessary actions on the part of NextMedia Outdoor have been duly and validly taken to authorize the execution, delivery and performance of this Agreement and the Ancillary Agreements.

     5.3 Valid and Binding Obligation. This Agreement has been duly executed and
         ----------------------------
delivered by NextMedia Outdoor and constitutes the legal, valid and binding obligation of NextMedia Outdoor, enforceable against NextMedia Outdoor, and each of the Ancillary Agreements to be delivered by NextMedia Outdoor, when executed and delivered at Closing, will constitute a legal, valid and binding obligation of NextMedia Outdoor, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting the enforcement of creditors' rights generally and general principles of equity.

     5.4 Brokerage Fees. No Person acting on NextMedia Outdoor's behalf is
         --------------
entitled to any brokerage commissions, finders' fees or similar compensation in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby. NextMedia Outdoor shall pay, and shall hold PNE harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any such claim.

                                   ARTICLE VI

                   REPRESENTATIONS AND WARRANTIES OF NEXTMEDIA
                   -------------------------------------------

          To induce PNE to enter into and perform this Agreement, NextMedia represents, warrants and agrees as follows, which representations, warranties, covenants and agreements are being made as of the date hereof and shall be deemed to be made again as of the Closing:

     6.1 NextMedia Disclosure Memorandum. NextMedia has delivered to PNE a
         -------------------------------
memorandum (the "NextMedia Disclosure Memorandum") containing certain information regarding NextMedia as indicated at various places in this Agreement. All information set forth in the NextMedia Disclosure Memorandum or in documents incorporated by reference in the NextMedia Disclosure Memorandum is true, correct and complete in all material respects, does not omit to state any material fact necessary in order to make the statements therein not misleading, and shall be deemed for all purposes of this Agreement to constitute part of the representations and warranties of NextMedia under this Article VI. The
                                                       ----------
information contained in the NextMedia Disclosure Memorandum shall be deemed to be part of and qualify the representations and warranties contained in this
Article VI. NextMedia shall promptly provide PNE with written notification of
----------
any event, occurrence or other information necessary to maintain the NextMedia Disclosure Memorandum and all other documents and writings furnished to PNE pursuant to this Agreement taken as a whole materially true, correct and complete at all times prior to and including the Closing; provided, however,
                                                          --------  -------
that any such written notification shall not be deemed to amend or supplement the NextMedia Disclosure Memorandum.

     6.2 Corporate Existence. NextMedia is a limited liability company, validly
         -------------------
existing and in good standing under the laws of the State of Delaware and has the full power and authority to own all of its assets and to carry on its business as it is now being conducted, and is duly qualified to conduct business and is in good standing in all jurisdictions in which such qualification would be necessary.

     6.3 NextMedia Membership Interests. All of NextMedia's issued and
         ------------------------------
outstanding equity interests are owned as shown on Schedule 6.3 of the NextMedia Disclosure Memorandum. Except as shown on Schedule 6.3 of the NextMedia Disclosure Memorandum, there are no restrictions as to the transferability of the NextMedia Interests, except (a) as provided in the NextMedia Investors LLC Second Amended and Restated Limited Liability Company Agreement dated June 13, 2001 (the "NextMedia LLC Agreement"), (b) such restrictions as may exist under any federal or state securities Laws or (c) such other transfer restrictions which are not material to PNE's ownership of the NextMedia Interests being acquired hereunder.

     6.4 Authorization. NextMedia has the requisite power and authority to
         -------------
execute, deliver and perform this Agreement and the Ancillary Agreements, and all necessary actions on the part of NextMedia have been duly and validly taken to authorize the execution, delivery and performance of this Agreement and the Ancillary Agreements.

     6.5 Authorization and Issuance of Interests. The issuance of the Class A
         ---------------------------------------
Interests (as defined in the NextMedia LLC Agreement) has been duly authorized by all requisite limited liability company action on the part of NextMedia, and when issued and delivered in accordance with this Agreement and the NextMedia LLC Agreement, such Class A Interests will be validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, free of any encumbrances created by NextMedia and will not have been issued in violation of preemptive or similar rights of the equity holders of NextMedia or others. The terms, designations, powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of the interests are as stated in the NextMedia LLC Agreement.

     6.6 Valid and Binding Obligation. This Agreement has been duly executed and
         ----------------------------
delivered by NextMedia and constitutes the legal, valid and binding obligation of NextMedia, enforceable against NextMedia, and each of the Ancillary Agreements to be delivered by NextMedia, when executed and delivered at Closing, will constitute a legal, valid and binding obligation of NextMedia, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting the enforcement of creditors' rights generally and general principles of equity.

     6.7 Absence of Conflicting Agreements. Neither the execution, delivery or
         ---------------------------------
performance of this Agreement or the Ancillary Agreements when so executed (with or without the giving of notice, the lapse of time, or both) nor the consummation of the transactions contemplated hereby or thereby, (a) will conflict with any provision of the Articles of Organization or the NextMedia LLC Agreement; (b) will conflict with, will result in a breach of, or will constitute a default under any applicable Law, except for those conflicts, breaches and defaults that, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on NextMedia's ability to consummate the transaction contemplated by this Agreement or the Ancillary Agreements; or (c) will result in a breach of, will conflict with, will constitute a default under or will permit any party to terminate, modify, accelerate the performance of or cancel the terms of, any contract or agreement to which NextMedia is a party or by which NextMedia may be bound.

     6.8 Financial Statements. NextMedia has previously delivered to PNE, a
         --------------------
true, correct and complete copy of (a) NextMedia's financial statements as, at and for the fiscal year ended December 31, 2000, as audited by PriceWaterhouseCoopers and (b) the unaudited financial statements for the three
(3) month period ended March 31, 2001, consisting of balance sheets and statements of income (such audited and unaudited financial statements are referred to as the "NextMedia Financial Statements"). The NextMedia Financial Statements were prepared in accordance with GAAP. The NextMedia Financial Statements are true and correct in all material respects and present fairly in all material respects the financial condition and results of the operations of NextMedia as at their respective dates.

     6.9 Reports. All material returns, reports and statements which NextMedia
         -------
is required to file with any governmental agency have been filed, and all reporting requirements of governmental authorities having jurisdiction over the operation of NextMedia have been complied with.

     6.10 Events Subsequent to NextMedia Financial Statements. Since March 31,
          ---------------------------------------------------
2001, there has not been any material change by NextMedia in its financial or Tax accounting principles or methods, except insofar as required by GAAP or applicable Law.

     6.11 Undisclosed Obligations. NextMedia does not have any material
          -----------------------
obligations, and knows of no basis for any material claim against NextMedia for any material obligation, except (a) to the extent set forth in the NextMedia Financial Statements (b) to the extent specifically set forth in this Agreement, and (c) obligations incurred in the normal and ordinary course of business of NextMedia since compilation of the NextMedia Financial Statements.

     6.12 Taxes. NextMedia has filed, or caused to be filed, with the
          -----
appropriate agencies, all federal, state, county, local or city Tax Returns and Tax reports which are required by Law to be filed by NextMedia, and all Tax assessments and other governmental charges which are due and payable have been paid. Such Tax Returns and reports are materially true, complete and correct. No audit of any Tax Returns of NextMedia is in progress, or to the knowledge of NextMedia, threatened and the results of any completed audits are properly reflected in the NextMedia Financial Statements. There exists no past due unpaid Tax or Tax deficiency against NextMedia by a governmental agency or authority having jurisdiction. All Taxes due have been fully paid, or adequate reserves have been set up for the same and reflected on the NextMedia Financial Statements, except reserves for such as may have accrued or been incurred in the ordinary course of business since the compilation of the NextMedia Financial Statements. There exist no grounds for the assertion or assessment of any material additional Taxes against NextMedia in excess of the reserves shown on the NextMedia Financial Statements. Copies of all Tax Returns, Tax examination reports and statements of deficiencies assessed against, or agreed to by, NextMedia with respect to all periods from and after December 31, 2000 have previously been made available to PNE. No waiver of any statute of limitations has been given and is in effect against NextMedia.

     6.13 Litigation. There is no Proceeding now pending or to the knowledge of
          ----------
NextMedia threatened, to which NextMedia is a party and which may result in any Judgment or liability which would have a material adverse impact on NextMedia. No such Judgment has been entered against NextMedia nor has any such liability been incurred. There is no claim, action or Proceeding now pending, or to the knowledge of NextMedia, threatened against NextMedia, which will, or could, prevent or hamper the consummation of the transactions contemplated by this Agreement.

     6.14 Compliance with Laws. NextMedia has complied in all material respects
          --------------------
with all applicable Laws in connection with the operation of its business. To NextMedia's knowledge, neither the ownership or the use of the properties of NextMedia relating to its business nor the conduct of its business conflicts with the rights of any other Person.

     6.15 Brokerage Fees. No Person acting on behalf of NextMedia or the
          --------------
NextMedia members is entitled to any brokerage or finder's fee or commission in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby. NextMedia shall pay, and shall hold PNE harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any such claim.

     6.16 Collateral Agreements. NextMedia has delivered to PNE true, correct
          ---------------------
and complete copies of (i) the executed NextMedia LLC Agreement and (ii) the executed Limited Liability Company Interest Purchase Agreement dated June 13, 2001 by and among NextMedia, the GSCP Investors (as defined in such agreement) and certain other holders of NextMedia Class A Interests.

                                   ARTICLE VII

                   CONDUCT OF BUSINESS OF PNE PENDING CLOSING
                   ------------------------------------------

During the period from the date of this Agreement and continuing until the Closing Date, or the earlier termination of this Agreement pursuant to Article
                                                                       -------
XIV hereof, PNE agrees as follows:
---

     7.1 Ordinary Course. Except in specific contemplation of the transactions
         ---------------
contemplated by this Agreement, PNE shall carry on its business and the business of the PNE Subsidiaries' in the usual, regular and ordinary course in the same manner as heretofore conducted, without the creation of any Obligations (monetary or otherwise) to be performed by the NextMedia Parties after the Closing that exceed $50,000 individually or $100,000 in the aggregate and, PNE furthermore shall use its commercially reasonable efforts to preserve intact its, and the PNE Subsidiaries', present business organization, keep available the services of its, and the PNE Subsidiaries', present officers and employees, preserve its, and the PNE Subsidiaries', relationships with representatives, customers, suppliers, personnel and others having business dealings with PNE and the PNE Subsidiaries and refrain from materially and adversely changing any of their business policies.

     7.2 Distributions; Changes in PNE Securities. Except upon the prior written
         ----------------------------------------
approval of the NextMedia Parties, PNE shall not, and shall not propose to, declare or pay any distribution on, or make other distributions in respect of, any of the PNE Securities, and PNE shall not, and shall not propose to (a) split, combine or reclassify any of the PNE Securities or issue, authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for the PNE Securities, or (b) repurchase or otherwise acquire any of the PNE Securities.

     7.3 Issuance of Securities. PNE shall not, and shall cause the PNE
         ----------------------
Subsidiaries not to, sell, issue, authorize or propose the sale or issuance of, or purchase or propose the purchase of, any of its securities or any class of securities convertible into, or rights, warrants or options to acquire, any such shares or other convertible securities or enter into any agreement with respect to the foregoing.

     7.4 Governing Documents; Compliance with Law. PNE shall not, and shall
         ----------------------------------------
cause the PNE Subsidiaries not to, amend their respective organizational documents. PNE shall maintain and shall cause the PNE Subsidiaries to maintain their limited liability company or corporate existence and powers and shall fully comply with the terms of the Licenses and all federal, state and local Laws with respect to the operations and the conduct of the Business.

     7.5 No Acquisitions. PNE shall not, and shall cause the PNE Subsidiaries
         ---------------
not to, acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other entity or division thereof or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to PNE.

     7.6 No Dispositions or Liens. PNE shall not, and shall cause the PNE
         ------------------------
Subsidiaries not to, lease, mortgage, pledge or subject to any Lien any of the Assets or sell or transfer or otherwise dispose of any of the Assets without replacing such Assets with an asset of substantially the same value and utility.

     7.7 Modification of Assumed Contracts. PNE shall not, and shall cause the
         ---------------------------------
PNE Subsidiaries not to: (a) modify or extend any Assumed Contract (other than automatic renewals that are effective without providing any notice) or (b) enter into any new Contract that would constitute an Assumed Contract, which requires payments after Closing in excess of $50,000 individually or $100,000 in the aggregate, without the prior written consent of NextMedia Outdoor.

     7.8 Changes in Accounting Principles. PNE shall not, and shall cause the
         --------------------------------
PNE subsidiaries not to, make (a) any change in accounting principles, methods or practices followed by PNE or depreciation or amortization policies or rates, or (b) change any Tax election or settle any Tax audit or controversy relating to the Assets or to the operation of the Business.

     7.9 Maintenance of Properties. PNE shall maintain, and shall cause the PNE
         -------------------------
Subsidiaries to maintain, its properties and the Assets in operating condition and repair for the purposes intended, ordinary wear and tear, and damage by fire or other casualty excepted.

     7.10 Benefit Plans, Etc. PNE shall not, and shall cause the PNE
          -------------
Subsidiaries not to, enter into or amend any bonus, incentive compensation, deferred compensation, profit sharing, retirement, pension, group insurance, stock option, stock purchase or other benefit plan or any union, employment or consulting agreement except as required by Law, and shall not accelerate the exercisability of any options, warrants or rights to purchase securities of PNE pursuant to any benefit plan.

     7.11 Books and Records. The books and records of PNE and the PNE
          -----------------
Subsidiaries shall be maintained in the usual, regular and ordinary course on a basis consistent with past practice and in accordance with GAAP.

     7.12 Increase in Compensation. Except in the ordinary course of business,
          ------------------------
PNE shall not, and shall cause the PNE Subsidiaries not to, grant to any officer, employee or agent employed with the Business any increase in compensation or in severance or termination pay, or enter into any employment agreement, except as may be required under employment, termination or other agreements in effect on the date of this Agreement and which are described in the PNE Disclosure Memorandum. Notwithstanding the foregoing, PNE shall not be limited or restricted from increasing the compensation of any officer, employee or agent employed with the Business who will not be hired by the NextMedia Parties after the Closing so that PNE may incentivize such persons to remain with PNE through the Closing Date.

     7.13 Payment of Debt. Except as otherwise provided herein or as required to
          ---------------
consummate the transactions contemplated hereby, PNE shall not, and shall cause the PNE Subsidiaries not to, pay any claim or discharge or satisfy any Lien or pay any Obligation other than in the ordinary course of business, or as required by the terms of any written instrument evidencing or governing the same. A copy of any such instrument has been made available to the NextMedia Parties.

     7.14 Maintenance of Insurance. PNE and the PNE Subsidiaries shall maintain
          ------------------------
and keep or cause to be maintained and kept in full force and effect all of the insurance on the Assets referred to in Section 4.24 hereof or other insurance
                                       ------------
equivalent thereto.

     7.15 Advise of Changes. PNE shall promptly advise the NextMedia Parties
          -----------------
orally and in writing of any change or event having, or which management of PNE believes could have, a material adverse effect on the Assets, the operation of the Business or the PNE Subsidiaries.

                                  ARTICLE VIII

     CONDUCT OF THE BUSINESS OF NEXTMEDIA PENDING CLOSING
     ----------------------------------------------------

     During the period from the date of this Agreement and continuing until the Closing Date, or the earlier termination of this Agreement pursuant to Article
                                                                       -------
XIV hereof, for purposes of this Article VIII, NextMedia agrees, that:
---                              ------------

     8.1 Ordinary Course. Except in specific contemplation of the transactions
         ---------------
contemplated by this Agreement, NextMedia shall carry on its business in the usual, regular and ordinary course in the same manner as heretofore conducted, without the creation of any indebtedness for borrowed money (other than in the ordinary course of business), and, to the extent consistent with its business, use its commercially reasonable efforts to preserve intact its present business organization, keep available the services of its present officers and employees and preserve its relationships with representatives, personnel and others having business dealings with NextMedia.

     8.2 Distributions; Changes in NextMedia Units. Except as set forth on
         -----------------------------------------
Schedule 8.2 of the NextMedia Disclosure Memorandum or except upon the prior written approval of PNE, NextMedia shall not and shall not propose to declare or pay any distribution on, or make other distributions in respect of, any of NextMedia's membership interests, and NextMedia shall not propose to: (a) split, combine or reclassify any of NextMedia's membership interests or issue, authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for NextMedia's membership interests, or (b) repurchase or otherwise acquire any of NextMedia's membership interests.

     8.3 Changes in Accounting Principles. NextMedia shall not make (a) any
         --------------------------------
change in accounting principles, methods or practices followed by NextMedia or depreciation or amortization policies or rates, or (b) change any Tax election or settle any Tax audit or controversy relating to any assets held by NextMedia.

     8.4 Maintenance of Properties. NextMedia shall maintain its properties and
         -------------------------
assets in operating condition and repair for the purposes intended, ordinary wear and tear, and damage by fire or other casualty, excepted.

     8.5 Books and Records. The books and records of NextMedia shall be
         -----------------
maintained in the usual, regular and ordinary course on a basis consistent with past practice.

     8.6 Maintenance of Insurance. NextMedia shall maintain and keep or cause to
         ------------------------
be maintained and kept in full force and effect all of the insurance on its assets or other insurance equivalent thereto.

     8.7 Compliance with Law. NextMedia shall maintain its limited liability
         -------------------
company existence and powers and shall fully comply with all Laws with respect to its operations and the conduct of its business.

     8.8 Advise of Changes. NextMedia shall promptly advise PNE orally and in
         -----------------
writing of any change or event having, or which management of NextMedia believes could have, a material adverse effect on the assets, liabilities, business, operations or financial condition of NextMedia.

                                    ARTICLE 9

                                OTHER AGREEMENTS
                                ----------------

     9.1 Confidentiality. Except as may be necessary for the consummation of the
         ---------------
transactions contemplated hereby, each of PNE and the NextMedia Parties agrees that it will hold confidential and protect all information provided to it by the other party, and use such information only in connection with the consummation of the Contribution and Purchase and Sale; provided, however, that the NextMedia
                                           --------  -------
Parties shall be permitted to disclose such confidential information of PNE as is necessary for the completion of the pending note offering of NextMedia Operating, Inc., an Affiliate of the NextMedia Parties (the "Offering"). Notwithstanding the foregoing, the obligations contained in this Section 9.1
                                                                 -----------
shall not in any way restrict the rights of any such Person to use information that (a) was known to such Person prior to the disclosure by the other party;
(b) is or becomes generally available to the public other than by breach of this Agreement; (c) such Person is or becomes legally compelled to disclose, provided
                                                                        --------
that such Person provides prompt notice to the affected Person so that such affected Person may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 9.1 and in the event that
                                             -----------
such protective order or other remedy is not obtained or a waiver of the provisions of this Section 9.1 is not granted, such Person shall furnish only
                   -----------
that portion of the confidential information which is legally required, or (d) otherwise becomes lawfully available to a party to this Agreement on a non-confidential basis from a third party who is not under an obligation of confidence to the other party. If this Agreement is terminated prior to consummation of the Contribution and the Purchase and Sale, PNE and NextMedia agree to return all documents and other material, and any copies thereof, whether or not confidential, provided to it by or on behalf of the other party. The provisions of this Section 9.1 shall survive any termination of this
                       -----------
Agreement.

     9.2 Full Cooperation; Satisfaction of Conditions. From and after the date
         --------------------------------------------
hereof through the Closing Date, PNE and the NextMedia Parties shall make all necessary filings, including, without limitation, those required under the HSR Act, in order to consummate the transactions contemplated by this Agreement and shall cooperate fully with each other and with their respective agents, representatives, counsel and accountants in connection with any acts or actions required to be taken as part of their respective obligations under this Agreement, including cooperation in the filing of all applications and other requests for consents and approvals with respect to the transactions contemplated hereby. From and after the date hereof through the Closing Date, each of the NextMedia Parties and PNE shall use their respective commercially reasonable efforts to conduct its business in a manner that on the Closing Date, the representations and warranties of such party contained in this Agreement shall be true and correct in all material respects as though such representations and warranties were made on and as of such date. Furthermore, each of the NextMedia Parties and PNE shall use their respective commercially reasonable efforts to satisfy promptly all conditions required hereby to be satisfied by the NextMedia Parties and PNE in order to consummate the transactions contemplated by this Agreement.

     9.3 Access. From and after the date hereof through the Closing Date, PNE
         ------
shall: (a) give the NextMedia Parties and their counsel, accountants and other representatives, reasonable access during normal business hours to all of PNE's employees and the Assets, in order that the NextMedia Parties may have full opportunity to make, at the NextMedia Parties' expense, such review, examination and investigation as the NextMedia Parties desire of the affairs of the Business and (b) furnish the NextMedia Parties with information and copies of all documents and agreements including, but not limited to, financial and operating data and other information concerning the financial condition, results of operations of the Business that the NextMedia Parties may reasonably request. The rights of the NextMedia Parties under this Section 9.3 shall not be
                                               -----------
exercised in such a manner as to interfere unreasonably with the business or operations of PNE.

     9.4 Sale of Assets; Negotiations. From and after the date hereof through
         ----------------------------
the Closing Date, PNE shall not, and PNE shall cause its Affiliates, directors, officers, employees, agents, representatives, legal counsel, and financial advisors not to: (a) solicit, initiate, accept, consider, entertain or encourage the submission of proposals or offers from any Person with respect to the acquisition contemplated by this Agreement or any similar transaction wherein such Person would directly or indirectly acquire all or any portion of the Assets or ownership interests in PNE, or any merger, consolidation, or business combination, directly or indirectly, for PNE or all or substantially all of PNE's assets, or (b) participate in any negotiations regarding, or, except as required by legal process (including pursuant to discovery or agreements existing on the date hereof), furnish to any Person (other than the NextMedia Parties) to do or seek any of the foregoing. PNE shall not enter into any agreement or consummate any transactions that would interfere with the consummation of the transactions contemplated by this Agreement. If PNE receives any written inquiry, proposal or offer described in this Section 9.4 or any
                                                         -----------
verbal inquiry, proposal or offer described in this Section 9.4 that is
                                                    -----------
competitive with the terms of the transactions contemplated by this Agreement, PNE shall inform such inquiring Person of the existence of this Agreement and make such inquiring Person or entity aware of PNE's obligations under this
Section 9.4. PNE shall not provide any confidential information concerning the
-----------
Business or the Assets to any third party other than in the ordinary course of the business and consistent with prior practice. PNE has ceased and caused to be terminated any existing activities, discussions or negotiations with any Person conducted heretofore with respect to any of the foregoing.

     9.5 Notification. From and after the date hereof through the Closing Date,
         ------------
each party hereto shall promptly notify the other party hereto in writing of:
(a) the failure of such party or, to such party's knowledge, any employee or agent of such party to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with hereunder, or (b) the occurrence of any event that would entitle such party to terminate this Agreement pursuant to Section 14.1(d).
                      ---------------

     9.6 Response to Certain Actions. From and after the date hereof through the
         ---------------------------
Closing Date, each of the NextMedia Parties and PNE agrees to cooperate and use its commercially reasonable efforts to contest and resist any action, including administrative or judicial action, and make reasonable attempts to have vacated, lifted, reversed or overturned any Judgment, whether temporary, preliminary or permanent, that is in effect and that restricts, prevents or prohibits the consummation of the transactions contemplated by this Agreement.

     9.7 Further Assurances. At and after the Closing, PNE shall from time to
         ------------------
time, at the request of, and without further cost and expense to the NextMedia Parties, take such actions, and shall execute and deliver to the NextMedia Parties such further deeds, bills of sale or other transfer documents as may be reasonably requested by the NextMedia Parties in order to more effectively consummate the transactions contemplated hereby, and the NextMedia Parties shall from time to time, at the request of, and without further cost and expense to, PNE, execute and deliver such other instruments and take such other actions as may reasonably be requested in order to more effectively assume the Assumed Liabilities.

     9.8 Taxes, Fees and Expenses. All sales, use, transfer, and purchase Taxes
         ------------------------
and fees, if any, arising out of the transfer of the Assets pursuant to this Agreement shall be paid by PNE. The NextMedia Parties and PNE agree to cooperate with each other and to file all necessary documentation (including but not limited to, all Tax Returns) with respect to all such amounts in a timely manner. Except as otherwise provided in this Agreement, all of the expenses incurred by PNE in connection with the authorization, preparation, execution and performance of this Agreement, including, without limitation, all fees and expenses of its agents, representatives, counsel and accountants and the fees and expenses related to filing regulatory applications with state and federal authorities in connection with the transactions contemplated hereby, shall be paid by PNE. Except as otherwise provided in this Agreement, all of the expenses incurred by the NextMedia Parties in connection with the authorization, preparation, execution and performance of this Agreement, including, without limitation, all fees and expenses of their agents, representatives, counsel and accountants and the fees and expenses related to filing regulatory applications with state and federal authorities in connection with the transactions contemplated hereby, shall be paid by the NextMedia Parties.

     9.9 Bulk Sales Law. The NextMedia Parties hereby waive compliance by PNE
         --------------
with the provisions of Article 6 of the Uniform Commercial Code - Bulk Transfers and the Bulk Sales Act and any other applicable United States, state or provincial bulk sales act or statute, if applicable ("Bulk Sales Law"), and PNE warrants and agrees to pay and discharge when due all claims of creditors which could be asserted against the NextMedia Parties by reason of such noncompliance to the extent that such liabilities arise before the Closing, and agrees to protect, defend, hold harmless and indemnify the NextMedia Parties from and against any and all such claims and demands pursuant to the procedures set forth in Article XIII hereof which shall apply thereto in all respects in the event
   ------------
liability for noncompliance with the Bulk Sales Law arises at any time following the Closing.

     9.10 Noncompetition and Nonsolicitation.
          ----------------------------------

          (a) As additional consideration for the NextMedia Parties' agreement to acquire the Assets and to remit the Aggregate Consideration to PNE, PNE has agreed to the noncompetition provision set forth in subparagraph (b) below (the "Restrictive Covenant"). PNE hereby represents and acknowledges that (i) the Restrictive Covenant is being entered into in connection with PNE's sale and contribution of the Assets and (ii) in the absence of PNE agreeing to be bound by the terms and conditions of the Restrictive Covenant, the Contribution and the Purchase and Sale would not be consummated by the NextMedia Parties.

          (b) For the three (3) year period following the Closing Date (the "Noncompete Period"), PNE will not, within any of the Markets, directly or indirectly, carry on, engage in, assist in or have any financial interest in, or otherwise participate or be involved in any way in, as an owner, partner, member, employee, agent, officer, board member, consultant, independent contractor or shareholder, any outdoor advertising business that is competitive with the Business. Nothing herein shall prohibit PNE from being a passive owner of not more than five percent (5%) of the outstanding stock of any class of securities of a corporation or other entity engaged in such business which is publicly traded and in which PNE has no active participation. Nothing in this
Section 9.10 shall be construed to prohibit PNE from transferring any of its
------------
assets located in New York which are not being transferred hereunder to any other party from and after the Closing Date.

          (c) If, at the time of enforcement of the Restrictive Covenant, a court or an arbitrator shall hold that the duration, scope, area or other restrictions stated herein are unreasonable, PNE agrees that reasonable maximum duration, scope, area or other restrictions may be substituted for the stated duration, scope, area or other restrictions and upon such substitution, this Agreement shall be automatically modified without further action by the parties hereto.

          (d) PNE hereby agrees that damages at law, including, but not limited to, monetary damages, will be an insufficient remedy to the NextMedia Parties in the event that the Restrictive Covenant is violated and that, in addition to any remedies or rights that may be available to the NextMedia Parties, all of which other remedies or rights shall be deemed to be cumulative, retained by the NextMedia Parties and not waived by the enforcement of any remedy available hereunder, including, but not limited to, the right to sue for monetary damages, the NextMedia Parties shall also be entitled, upon application to a court of competent jurisdiction, to obtain injunctive relief, including, but not limited to, a temporary restraining order or temporary, preliminary or permanent injunction, to enforce the Restrictive Covenant, all of which shall constitute rights and remedies to which the NextMedia Parties may be entitled.

          (e) During the Noncompete Period, PNE will not solicit for employment any employee of NextMedia Outdoor if such Person is then or was at any time within the preceding nine (9) months an employee of NextMedia Outdoor, its subsidiaries or its Affiliates.

     9.11 Publicity. Prior to the Closing, neither party will issue or cause the
          ---------
publication of any press release or other public announcement with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other party; provided, however, that the NextMedia Parties shall
                            --------  -------
be permitted to publicly disclose such information in the offering memorandum delivered to potential investors with respect to the Offering. Notwithstanding the foregoing, nothing herein will prohibit either party from issuing or causing publication of any such press release or public announcement to the extent that such party determines such action to be required by Law, in which event the party making such determination will, if practicable in the circumstances, use commercially reasonable efforts to allow the other party reasonable time to comment on such release or announcement in advance of its issuance. The parties hereto acknowledge and agree that following the Closing of the transactions contemplated hereby that they may issue a joint press release in agreed form regarding the consummation on the transactions contemplated hereby. Notwithstanding the foregoing, the parties acknowledge and agree that each may continue communications with their employees, customers, suppliers, lenders, lessors, shareholders and other third parties as may be legally required or necessary or appropriate and not inconsistent with the best interests of the other parties hereto for the prompt consummation of the transactions contemplated hereby.

     9.12 Employee Matters.
          ----------------

          (a) PNE shall pay directly to each employee of the Business that portion of all benefits which has been accrued on behalf of that employee (or is attributable to expenses properly incurred by that employee) as of the Closing Date, and the NextMedia Parties shall assume no liability therefor. No portion of the assets of any employee plan, pension plan or any other plan, fund, program or arrangement, written or unwritten, heretofore sponsored or maintained by PNE (and no amount attributable to any such plan, fund, program or arrangement) shall be transferred to the NextMedia Parties, and the NextMedia Parties shall not be required to continue any such plan, fund, program or arrangement after the Closing Date. The amounts payable on account of all benefit arrangements shall be determined with reference to the date of the event by reason of which such amounts become payable, without regard to conditions subsequent, and the NextMedia Parties shall not be liable for any claim for insurance, reimbursement or other benefits payable by reason of any event which occurs prior to the Closing Date. All amounts payable directly to employees, or to any fund, program, arrangement or plan maintained by PNE therefor shall be paid by PNE within thirty (30) days after the Closing Date to the extent that such payment is not inconsistent with the terms of such fund, program, arrangement or plan.

          (b) Simultaneously with the execution of this Agreement or within ten
(10) Business Days thereafter, PNE shall deliver to NextMedia Outdoor a list of all employees of the Business or the PNE Subsidiaries. As soon as is reasonably practicable, but in no event more than ten (10) days after such delivery by PNE, NextMedia Outdoor will provide PNE with a list (the "Employee List") of all employees to whom NextMedia Outdoor intends to make offers of employment. NextMedia Outdoor will offer employment as of the Closing to all employees on such Employee List, on such terms of employment as may be determined by NextMedia Outdoor in its sole and absolute discretion. All employees of PNE who are employed by NextMedia Outdoor on or after the Closing Date shall be new employees of NextMedia Outdoor and any prior employment by PNE of such employees shall not affect entitlement to, or the amount of, salary or other cash compensation, current or deferred, which NextMedia Outdoor may make available to its employees. PNE shall be responsible for all Obligations to those employees not offered employment by NextMedia Outdoor, and NextMedia Outdoor shall have no Obligation whatsoever with respect to such employees.

     9.13 Insurance. With respect to any loss, liability or damage relating to,
          ---------
resulting from or arising out of the conduct of the Business on or prior to the Closing Date for which PNE would be entitled to assert, or cause any other person or entity to assert, a claim for recovery under any policy of insurance maintained by or for the benefit of PNE in respect of the Business or the Assets, at the request of the NextMedia Parties, PNE will use its commercially reasonable efforts to assert, or to assist the NextMedia Parties to assert, one or more claims under such insurance covering such loss, liability or damage the NextMedia Parties are not themselves entitled to assert such claim but PNE is so entitled. In the case of any damage to or destruction of the Assets occurring prior to Closing that is covered by insurance maintained by PNE, PNE shall deliver all insurance proceeds realized therefrom to the NextMedia Parties at Closing or as soon thereafter as the same are collected by PNE.

     9.14 Financial Statements. At all times after the date hereof, PNE shall,
          --------------------
and shall cause all of PNE's representatives (including their independent public accountants) to, cooperate in all reasonable respects with the efforts of the NextMedia Parties and the NextMedia Parties' independent auditors to prepare such audited and interim unaudited financial statements of the Assets as the NextMedia Parties may reasonably determine are necessary in connection with any filing required to be made by it or any of its Affiliates under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Securities Act of 1933, as amended (the "Securities Act"). PNE shall execute and deliver to the NextMedia Parties' independent accountants such customary management representation letters as they may require as a condition to their ability to sign an unqualified report upon the audited financial statements of the Assets for the periods for which such financial statements are required under the Exchange Act or the Securities Act. PNE shall use its best efforts to cause its independent public accountants to make available to the NextMedia Parties and its representatives all of their work papers related to the financial statements or Tax Returns of PNE (to the extent they relate to the Assets or the operation of the Business) and to provide the NextMedia Parties' independent public accountants with full access to those personnel who previously have been involved in the audit or review of PNE's financial statements or Tax Returns, subject to any limitations imposed by PNE's independent accountants. Any reasonable out-of-pocket costs incurred by PNE in connection with PNE's obligations under this Section 9.14. shall be reimbursed by the NextMedia
                       ------------
Parties within a reasonable time after the NextMedia Parties' receipt of reasonably detailed information regarding such costs.

     9.15 WARN Act Compliance. Through the Closing Date, PNE shall take all
          -------------------
necessary actions to comply with the WARN Act to the extent applicable. The NextMedia Parties shall not have any disclosure or announcement obligations under such act with respect to any employees or former employees of PNE, and PNE shall indemnify the NextMedia Parties and hold the NextMedia Parties harmless from any action, claim, suit, proceeding or assertion of liability with respect thereto. PNE shall take all necessary actions to comply with Part 6, Subtitle B, of Title I of ERISA with respect to its employees and former employees, and the NextMedia Parties shall not have any Obligations with respect to qualifying events (as defined in Section 603 of ERISA) on or before the Closing Date.

     9.16 Working Capital.
          ---------------

          (a) At Closing, PNE shall deliver to NextMedia Outdoor a true, correct and complete detailed statement (certified by a duly authorized financial officer of PNE) as of the Closing Date of (i) each Account Receivable (the "Receivable Statement"), which Receivable Statement also shall include prepaid items and deposits relating to the operation of the Business and (ii) each account payable of the Business (the "Payable Statement") (it being expressly acknowledged by PNE that none of the accounts payable reflected on the Payable Statement have payment terms greater than 180 days). The "Preliminary Working Capital Amount" shall be the difference between the Receivable Statement and the Payable Statement delivered in accordance with this Section 9.16. NextMedia
                                                    ------------
Outdoor and PNE hereby acknowledge and agree that for the eighteen (18) month period following the Closing Date (the "Collection and Payment Period"), NextMedia Outdoor shall, on PNE's behalf, (A) use its commercially reasonable efforts to collect the Accounts Receivable set forth on the Receivable Statement in accordance with NextMedia Outdoor's customary billing and collection practices; provided, however, that NextMedia Outdoor shall have no obligation to
           --------  -------
commence litigation, employ counsel or engage the services of a collection agency to effect such collection nor shall NextMedia Outdoor have any obligation to compromise, adjust, concede or settle any account receivable generated after the Closing Date, or otherwise grant any credit or allowance, to effect the collection of an Account Receivable and (B) pay the accounts payable set forth on the Payable Statement in accordance with their terms (it being agreed and understood that notwithstanding the provisions of Sections 2.2(e) and
                                                  ---------------
2.5(b)(viii) of this Agreement, that NextMedia Outdoor shall have the right to
------------
use the Accounts Receivable collected by NextMedia Outdoor pursuant to this
Section 9.16(a) for the duration of the Collection and Payment Period) and
---------------
further may use any amounts related to a prepaid item or to a deposit made by PNE with respect to the operation of the Business prior to the Closing Date. Notwithstanding the foregoing, in the event that PNE receives any amounts due to PNE with respect to the Accounts Receivable, or receives any refund of a prepaid item or a deposit, during the Collection and Payment Period, PNE shall remit any and all such amounts to NextMedia Outdoor within five (5) Business Days after receipt thereof to an account or accounts designated by NextMedia Outdoor. In addition, in the event that PNE receives any invoice or other notice with respect to the accounts payable listed on the Payable Statement, PNE shall promptly deliver such invoice or notice to NextMedia Outdoor for payment.

          (b) No later than the 25th day of each calendar month after the Closing Date, NextMedia Outdoor shall provide PNE with a written accounting of the following items:

               (i) a detailed statement of the Accounts Receivable that have been collected by NextMedia Outdoor in the preceding month and the remaining Accounts Receivable to be collected in accordance with the Accounts Receivable set forth on the Receivable Statement; and

               (ii) a detailed statement of the accounts payable that have been paid by NextMedia Outdoor in the preceding month and the remaining accounts payable to be paid in accordance with the accounts payable set forth on the Payable Statement.

          (c) Within five (5) Business Days following the expiration of the Collection and Payment Period, NextMedia Outdoor shall deliver or shall cause to be delivered to PNE or its designee, a detailed statement of all of the Accounts Receivable set forth on the Receivable Statement and all of the accounts payable set forth on the Payable Statement which have been collected and paid, as applicable, by NextMedia Outdoor during the Collection and Payment Period and of all prepaid items for which the NextMedia Parties have received a benefit and all refunds of deposits which have been received by the NextMedia Parties during the Collection and Payment Period (the "Final Working Capital Statement"). If PNE disagrees with the calculation of the Final Working Capital Statement, PNE shall give prompt written notice to NextMedia Outdoor, but in no event later than thirty (30) days after receipt of such calculation, specifying in reasonable detail the nature and extent of such disagreement. Thereafter, NextMedia Outdoor and PNE shall have period of ten (10) days in which to resolve such disagreement. If the parties are unable to resolve such disagreement within such 10-day period, the matter shall be submitted to Accountant and Accountant shall be directed to submit a revised Final Working Capital Statement to the parties within thirty (30) days. The Accountant's determination shall be final and binding on both NextMedia Outdoor and PNE. Each party shall bear the fees and expenses of its own representatives, including its independent accountants, if any, in connection with the calculation of the Final Working Capital Statement and shall share equally the fees and expenses of Accountant, if any. Within five (5) Business Days following the determination of the Final Working Capital Statement (either by agreement of the parties or pursuant to the dispute mechanism described above), the difference between the Accounts Receivable and the accounts payable set forth on the Final Working Capital Statement (the "Working Capital Amount") shall be paid in accordance with the provisions of this Section 9.16(c), less any amounts that have been offset against the
     ---------------
Preliminary Working Capital Amount.

          (d) In the event that the Working Capital Amount is a positive amount, NextMedia Outdoor shall promptly pay to PNE or its designee the Working Capital Amount. In the event that the Working Capital Amount is a negative amount, PNE shall promptly pay to NextMedia Outdoor or its designee the Working Capital Amount (it being expressly agreed and understood by the parties that NextMedia Outdoor shall have no liabilities or obligations whatsoever for any Accounts Receivable which remain uncollected at the end of the Collection and Payment Period).

     9.17 Indebtedness. On or prior to the Closing Date, PNE shall cause the PNE
          ------------
Subsidiaries to repay all outstanding indebtedness, including the elimination of any intercompany indebtedness, as set forth in Schedule 4.20(b) of the PNE Disclosure Memorandum. At Closing, PNE shall deliver to the NextMedia Parties payoff letters that bind the creditors of PNE to release their Liens upon the payment of the payoff amount by PNE, including the delivery of appropriate UCC-3 termination statements, the release of the stock of the PNE Subsidiaries and the delivery of original stock certificates of the PNE Subsidiaries to NextMedia.

                                    ARTICLE X

                        CONDITIONS TO OBLIGATIONS OF PNE
                        --------------------------------

     All of the obligations of PNE under this Agreement are subject to the fulfillment prior to or at the Closing Date of each of the following conditions, any one or more of which may be waived by PNE:

     10.1 Representations and Warranties. The representations and warranties of
          ------------------------------
any of the NextMedia Parties contained herein or in any certificate, Schedule or other document delivered pursuant to the provisions hereof, or in connection herewith, shall be true and correct in all material respects as of the date when made and, except where otherwise expressly provided herein, shall be deemed to be made again at and as of the Closing Date and shall be true and correct in all material respects at and as of such time, except for those representations and warranties confined to a specific date, which shall be true and correct as of such date.

     10.2 Performance of Conditions and Agreements. The NextMedia Parties shall
          ----------------------------------------
have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

     10.3 Material Adverse Change. Since the date hereof there shall not have
          -----------------------
been, and no event shall have occurred or circumstance exist that may result in, a material adverse change in the general affairs, business, management, properties, financial condition, results of operations or prospects of NextMedia taken as a whole.

     10.4 Certificates, Resolutions, Opinion. The NextMedia Parties shall have
          -----------------------------------
delivered to PNE:

          (a) a certificate executed by an authorized representative of each of NextMedia and NextMedia Outdoor, dated as of the Closing Date, certifying in such detail as PNE may reasonably request that the conditions set forth in Sections 10.1 and 10.2 have been fulfilled;
-------------     ----

          (b) certificates executed by the Secretary of State of the State of Delaware dated not more than thirty (30) Business Days prior to the Closing Date, of the valid existence of NextMedia and NextMedia Outdoor under the laws of Delaware, brought down to the Closing Date;

          (c) an opinion from counsel of NextMedia in form and substance acceptable to PNE and its counsel, dated the Closing Date.

     10.5 HSR Act. All required filings under the HSR Act shall have been
          -------
completed and all applicable time limitations under the HSR Act shall have expired without a request for further information by the relevant governmental authorities, or been terminated, or in the event of a request for information, all applicable time limitations under the HSR Act shall have expired without objection of such governmental authorities.

     10.6 No Adverse Proceedings. No injunction, decree or judgment of any
          ----------------------
court, agency or other governmental entities shall have been rendered against the NextMedia Parties or PNE which would render it unlawful, as of the Closing Date, to effect the transactions contemplated by this Agreement in accordance with its terms.

     10.7 Closing Documents. The NextMedia Parties shall be ready, willing and
          ----------------
able to deliver, or cause to be delivered, to PNE on the Closing Date the documents identified in Section 12.2.
                        ------------

                                   ARTICLE XI

               CONDITIONS TO OBLIGATIONS OF THE NEXTMEDIA PARTIES
               --------------------------------------------------

     All of the obligations of the NextMedia Parties under this Agreement are subject to the fulfillment prior to or at the Closing Date of each of the following conditions, any one or more of which may be waived by the NextMedia
Parties:

     11.1 Representations and Warranties. The representations and warranties of
          ------------------------------
PNE contained herein or in any certificate, Schedule or other document delivered pursuant to the provisions hereof, or in connection herewith, shall be true in all material respects as of the date when made and, except where otherwise expressly provided herein, shall be deemed to be made again at and as of the Closing Date and shall be true in all material respects at and as of such time, except for those representations and warranties confined to a specific date, which shall be true and correct as of such date.

     11.2 Performance of Conditions and Agreements. PNE shall have performed and
          ----------------------------------------
complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

     11.3 No Material Adverse Change. Since the date hereof, there shall not
          --------------------------
have been, and no event shall have occurred or circumstance exist that may result in, a material adverse change in the general affairs, business, management, properties, financial condition, results of operations or prospects of PNE taken as a whole with respect to the Business or the Assets.

     11.4 Certificates, Resolutions, Opinion. PNE shall have delivered to
          ----------------------------------
NextMedia:

          (a) a certificate executed by an authorized representative of PNE, dated as of the Closing Date, certifying in such detail as the NextMedia Parties may reasonably request, that the conditions set forth in Sections 11.1 and 11.2
                                                         -------------     ----
have been fulfilled;

          (b) certificates executed by the Secretary of State of the State of Delaware dated not more than thirty (30) Business Days prior to the Closing Date, of the valid existence of

PNE and the PNE Subsidiaries under the laws of Delaware, brought down to the Closing Date;

          (c) an opinion from counsel of PNE in form and substance acceptable to NextMedia and its counsel, dated the Closing Date.

     11.5 Third Party Consents and Governmental Approvals. PNE shall have
          -----------------------------------------------
obtained all third party consents and governmental approvals, if any, required for the transfer or continuance, as the case may be, of the Assumed Contracts listed on Schedules 2.4(a) and 4.15 of the PNE Disclosure Memorandum (and contracts of a similar nature that would have been listed on Schedules 2.4(a) and 4.15 had they been in existence on the date of this Agreement), the Licenses and the Site Leases, each in a form satisfactory to the NextMedia Parties in their sole and absolute discretion and without additional cost, expense or liability to the NextMedia Parties.

     11.6 HSR Act. All required filings under the HSR Act shall have been
          -------
completed and all applicable time limitations under the HSR Act shall have expired without a request for further information by the relevant governmental authorities, or been terminated, or in the event of a request for information, all applicable time limitations under the HSR Act shall have expired without objection of such governmental authorities.

     11.7 No Adverse Proceedings. No injunction, decree or judgment of any
          ----------------------
court, agency or other governmental entities shall have been rendered against the NextMedia Parties or PNE which would render it unlawful, as of the Closing Date, to effect the transactions contemplated by this Agreement in accordance with its terms.

     11.8 Financial Statements. PNE shall have delivered the PNE Carve-Out
          --------------------
Financial Statements.

     11.9 Closing Documents. PNE shall be ready, willing and able to deliver, or
          -----------------
cause to be delivered, to NextMedia Outdoor, on the Closing Date, the documents identified in Section 12.1.
              ------------

                                   ARTICLE XII

                               CLOSING DELIVERIES
                               ------------------

     12.1 Deliveries by PNE. At Closing, PNE shall deliver or cause to be
          -----------------
delivered to the NextMedia Parties the following, in form and substance reasonably satisfactory to the NextMedia Parties and their counsel:

          (a) Bill of Sale. A duly executed Bill of Sale, substantially in the
              ------------
form of Exhibit C hereto;
       ---------

          (b) Assignment and Assumption Agreements. Duly executed Assignment and
              ------------------------------------
Assumption Agreements, substantially in the forms of Exhibits D-1 and D-2
                                                     ------------     ---
hereto;

          (c) Consents. A copy of each required Consent listed on Schedules
              --------
2.4(a) and 4.15 of the PNE Disclosure Memorandum;

          (d) Manager's Certificate. A certificate of PNE, dated as of the
              ---------------------
Closing Date, executed by the Board of Managers of PNE certifying that the resolutions, as attached to such certificate, were duly adopted by PNE's managers and members, authorizing and approving the execution of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby and that such resolutions remain in full force and effect;

          (e) Officer's Certificate. A certificate, dated as of the Closing
              ---------------------
Date, executed on behalf of PNE in the form described in Section 11.4(a);
                                                         ---------------

          (f) Licenses, Contracts, Business Records, Etc. To the extent they are
              ------------------------------------------
in possession of PNE, copies of all Licenses, Assumed Contracts, plans, files and records used by PNE in connection with the ownership of the Assets or the operation of the Business, which copies shall be available at the Closing at PNE's principal business office;

          (g) Good Standing. Certificates of good standing as set forth in
              -------------
Section 11.4(b);
---------------

          (h) Foreign Qualifications. Certificates showing that PNE and the PNE
              ----------------------
Subsidiaries are in good standing and are qualified to do business in each of the states listed on Schedule 4.2(a) and (b) of the PNE Disclosure Memorandum;

          (i) Payoff Letters. Payoff letters evidencing payment of PNE's
              --------------
Obligations with respect to any outstanding loan agreements which are secured by the Assets, the capital stock or assets of the PNE Subsidiaries in accordance with Section 9.17 hereof.
     ------------

          (j) Joinder Agreement. A Joinder Agreement in the form of Exhibit A
              -----------------                                     ---------
attached hereto, pursuant to which PNE shall become a party to, and shall agree to be bound by the terms and conditions of, the NextMedia LLC Agreement;

          (k) Certification of Non-Foreign Status. PNE shall have provided
              -----------------------------------
NextMedia Outdoor with an affidavit of non-foreign status that complies with
Section 1445 of the Code;

          (l) Financial Statements. PNE shall have delivered the financial
              --------------------
statements required to be delivered to the NextMedia Parties pursuant to Section
                                                                         -------
11.9 hereof; and
----

          (m) Stock Powers. PNE shall have delivered duly executed stock powers
              -------------
with respect to the transfer of the PNE Securities to NextMedia Outdoor;

          (n) Minute Books. PNE shall have delivered any minute books or stock
              ------------
transfer records of the PNE Subsidiaries to NextMedia Outdoor, (which stock records shall include affidavits of lost stock certificates where appropriate);

          (o) Receivable and Payable Statements. PNE shall have delivered the
              ---------------------------------
Receivable Statement and the Payable Statement to NextMedia Outdoor;

          (p) Escrow Instructions. PNE shall have available at Closing and shall
              -------------------
be prepared to deliver the written instructions to the Escrow Agent as required by Section 1.4 of the Escrow Agreement; and

          (q) Other. Duly executed copies of all other deeds, endorsements,
              -----
assignments, consents and instruments as may be necessary to transfer the Assets, including the PNE Securities, to the NextMedia Parties.

     12.2 Deliveries by the NextMedia Parties. At Closing, the NextMedia Parties
          -----------------------------------
shall deliver to PNE the following, in form and substance reasonably satisfactory to PNE and its counsel:

          (a) Aggregate Consideration. The Aggregate Consideration as provided
              -----------------------
in Section 2.7;
   -----------

          (b) Joinder Agreement. A duly executed counterpart of the Joinder
              -----------------
Agreement, substantially in the form of Exhibit A hereto;
                                        ----------

          (c) Assignment and Assumption Agreements. Duly executed counterparts
              ------------------------------------
of the Assignment and Assumption Agreements, substantially in the forms of Exhibit D-1 and D-2 hereto;
-----------     ---

          (d) Good Standing. Certificates of good standing as set forth in
              -------------
Section 10.4(b); and
--------------

          (e) Officer's Certificate. Certificates, dated as of the Closing Date,
              ---------------------
executed on behalf of NextMedia and NextMedia Outdoor in the form described in
Section 10.4(a).
---------------

                                  ARTICLE XIII

                          SURVIVAL AND INDEMNIFICATION
                          ----------------------------

     13.1 Survival of Representations, Warranties and Covenants.
          -----------------------------------------------------

          (a) All representations, warranties, covenants, and agreements made by any party hereto in or pursuant to this Agreement or in any instrument, exhibit or certificate delivered pursuant hereto shall be deemed to have been material and to have been relied upon by the party to which made. Notwithstanding any examination made for or on behalf of any of the parties hereto, the knowledge of any officer, director, employee or agent of any of the parties hereto or any of their respective Affiliates, or the acceptance of any certificate or opinion, all representations and warranties contained in this Agreement shall be deemed continuing representations and warranties and shall survive the Closing Date for a period of eighteen (18)
months, except for any breach of the representations and warranties contained in
Section 4.11 hereof (Taxes), which shall survive the Closing Date until the
------------
expiration of the applicable statute of limitations, the representations and warranties contained in Section 4.12 hereof (Assets), which shall survive the
                        ------------
Closing Date indefinitely and the representations and warranties contained in
Section 4.18 hereof (Environmental), which shall survive the Closing Date for
------------
ten (10) years.

          (b) Unless a specified period is set forth in this Agreement (in which event such period will control), the covenants in this Agreement will survive the Closing and remain in effect indefinitely.

     13.2 Indemnification by PNE. Subject to Section 13.5, PNE agrees to
          ----------------------             ------------
indemnify, defend and hold harmless the NextMedia Parties and their Affiliates and their respective directors, officers, partners, employees, agents and representatives from and against:

          (a) Any and all losses, liabilities or damages ("Losses") resulting from any untrue representation or breach of any warranty by PNE contained herein or in any certificate, document or instrument delivered to the NextMedia Parties hereunder;

          (b) Any and all Losses resulting from the nonfulfillment of any covenant or other agreement of PNE contained herein or in any certificate, document or instrument delivered to the NextMedia Parties hereunder;

          (c) Any and all Losses resulting from PNE's ownership of the Assets or operation or control of the Business prior to the Closing Date, including, without limitation, any and all liabilities arising under the Licenses or the Assumed Contracts which relate to events occurring prior to the Closing Date;

          (d) Any Excluded Liabilities;

          (e) Any liabilities for failure to comply with the Bulk Sales Law, as further described in Section 9.9 of this Agreement; provided, however, that any
                     -----------                    --------  -------
claim relating to PNE's failure to comply with the Bulk Sales Law does not arise from the failure of Next Media Outdoor to timely pay the accounts payable in accordance with Section 9.16 of this Agreement; and
                ------------

          (f) Any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs or expenses, including reasonable legal fees and expenses, incident to any of the foregoing or in enforcing this indemnity.

     13.3 Indemnification by NextMedia Parties. Subject to Section 13.5,
          ------------------------------------             ------------
NextMedia or NextMedia Outdoor, as applicable, agrees to indemnify, defend and hold harmless PNE and its Affiliates and their respective directors, officers, partners, employees, agents and representatives from and against:

          (a) Any and all Losses resulting from any untrue representation or breach of warranty by the NextMedia Parties contained herein or in any certificate, document or instrument delivered to PNE hereunder;

          (b) Any and all Losses resulting from the nonfulfillment of any covenant or other agreement of the NextMedia Parties contained herein or in any certificate, document or instrument delivered to PNE hereunder;

          (c) Any and all Losses resulting from NextMedia Outdoor's ownership of the Assets or operation or control of the Business on and after the Closing Date, including, without limitation, any and all liabilities arising under the Assumed Contracts which relate to events occurring after the Closing Date; and

          (d) Any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs or expenses, including reasonable legal fees and expenses, incident to any of the foregoing or in enforcing this indemnity.

     13.4 Procedure for Indemnification. The procedure for indemnification shall
          -----------------------------
be as follows:

          (a) The party claiming indemnification (the "Claimant") shall give reasonably prompt notice to the party from whom indemnification is claimed (the "Indemnifying Party") of any claim, whether between the parties or brought by a third party, specifying (i) the factual basis for such claim and (ii) the amount of the claim. If the claim relates to an action, suit or proceeding filed by a third party against Claimant, such notice shall be given by Claimant within ten
(10) Business Days after written notice of such action, suit or proceeding is received by Claimant.

          (b) Following receipt of notice from Claimant of a claim, Indemnifying Party shall have twenty (20) Business Days (or such shorter period of time as may be required to respond to the subject litigation or proceeding) to make such investigation of the claim as Indemnifying Party deems necessary or desirable. For the purposes of such investigation, Claimant agrees to make available to Indemnifying Party or its authorized representative(s) the information relied upon by Claimant to substantiate the claim. If Claimant and Indemnifying Party agree at or prior to the expiration of said twenty (20) day period (or any mutually agreed upon extension thereof) to the validity and amount of such claim, Indemnifying Party shall immediately pay to Claimant the full amount of the claim. If Claimant and Indemnifying Party do not agree within said period (or any mutually agreed upon extension thereof), Claimant may seek appropriate legal remedy.

          (c) With respect to any claim by a third party as to which Claimant is entitled to indemnification hereunder, Indemnifying Party shall have the right at its own expense, to participate in or assume control of the defense of such claim, and Claimant shall cooperate fully with Indemnifying Party. If Indemnifying Party elects to assume control of the defense of any third-party claim, Claimant shall have the right to participate in the defense of such claim and retain separate co-counsel at its expense; provided if requested to participate at Indemnifying

Party's request or if Claimant reasonably believes (based upon an opinion of counsel) that a conflict of interest exists between Claimant and Indemnifying Party, then Claimant will be reimbursed for reasonable expenses of counsel. Indemnifying Party will select counsel reasonably satisfactory to Claimant. Indemnifying Party will not consent to an entry of judgment or settlement without release of liability and, with respect to nonmonetary terms, Claimant's consent (not to be unreasonably withheld or delayed).

          (d) If a claim, whether between the parties or by a third party, requires immediate action, the parties will make every effort to reach a decision with respect thereto as expeditiously as possible.

          (e) If Indemnifying Party does not elect to assume control or otherwise participate in the defense of any third party claim, it shall be bound by the results obtained by Claimant with respect to such claim.

     13.5 Limitation on Rights of Indemnification.
          ---------------------------------------

          (a) The NextMedia Parties shall have no right to indemnification under this Article XIII unless and until the aggregate amount of any and all such
     ------------
indemnification claims made by the NextMedia Parties under the Agreement exceeds $100,000 (the "Deductible"), whereupon the NextMedia Parties shall be entitled to indemnification for all Losses which have been incurred; provided, however,
                                                            --------  -------
that the Deductible shall not apply to claims arising out of fraud.

          (b) PNE shall have no right to indemnification under this Article XIII
                                                                    ------------
unless and until the aggregate amount of any and all such indemnification claims made by PNE under this Agreement exceeds the Deductible, whereupon PNE shall be entitled to indemnification for all Losses which have been incurred; provided,
                                                                     --------
however, that the Deductible shall not apply to claims arising out of fraud.
-------

          (c) For purposes of this Section 13.5, indemnification claims shall be
                                   ------------
calculated without regard to any materiality limitation contained in any representation or warranty.

          (d) In no event shall the NextMedia Parties be liable to PNE on any one or more claims for more than $5,000,000, in the aggregate. In no event shall PNE be liable to the NextMedia Parties on any one or more claims for more than $5,000,000, in the aggregate.

          (e) After the Closing, the indemnification obligations set forth in this Article XIII shall be the sole and exclusive remedies of the parties
     ------------
pursuant to, arising out of or related to this Agreement and shall be resolved in accordance with Article XV, except that either party may obtain equitable
                   ----------
relief in connection with or to enforce any covenant set forth herein.

     13.6 Insurance. In calculating the amount of any Losses for which the
          ---------
NextMedia Parties are entitled to indemnification under this Article XIII, the
                                                             ------------
amount of any insurance proceeds received by NextMedia Outdoor pursuant to
Section 9.13 relating to or in connection
------------
with such Losses shall reduce the amount of any such indemnification claim by NextMedia Outdoor.

     13.7 Right of Offset. If the NextMedia Parties or their Affiliates are
          ---------------
entitled to indemnification from PNE pursuant to this Article XIII, the
                                                      ------------
NextMedia Parties shall first offset any such Losses against the Preliminary Working Capital Amount, if any, pursuant to the provisions of Section 9.16 to
                                                              ------------
the extent thereof; provided, however, that, notwithstanding anything to the
                    --------  -------
contrary contained in Section 9.16(c), the Working Capital Amount, if any, or
                      --------------
any portion thereof, that is necessary in the reasonable judgment of the NextMedia Parties, to satisfy any unsatisfied written claims timely made by the NextMedia Parties pursuant to this Article XIII concerning any indemnifiable
                                   ------------
Losses hereunder, shall not be paid to PNE until final resolution of such claims has been made in accordance with the provisions of this Article XIII.
                                                        ------------

                                   ARTICLE XIV

                          TERMINATION AND RISK OF LOSS
                          -----------------------------

     14.1 Termination of Agreement. This Agreement may be terminated at any time
          ------------------------
prior to Closing only for the following reasons:

          (a) By the mutual agreement of the NextMedia Parties and PNE;

          (b) By either of PNE or the NextMedia Parties if the Closing has not occurred by July 31, 2001, provided that if the Closing shall not have occurred
                           --------
on or before any such date due to a breach of this Agreement by the NextMedia Parties or PNE, the breaching party may not terminate this Agreement pursuant to this Section 14.1(b);
     ---------------

          (c) By either of PNE or the NextMedia Parties if there shall have been entered a final, nonappealable order or injunction of any governmental entity restraining or prohibiting the consummation of the transactions contemplated hereby or any material part thereof;

          (d) Except as provided in (e) and (f) below, by either of PNE or the NextMedia Parties if, prior to the Closing Date, the other party is in material breach of any representation, warranty, covenant or agreement herein contained and such breach shall not be cured on or before July 31, 2001, provided that
                                                               --------
such terminating party shall not also be in material breach of this Agreement at the time notice of termination is delivered; or

          (e) By PNE if PNE notifies NextMedia that all of the closing conditions under Article XI have been met and NextMedia does not or is unable to
                 ----------
close on or before July 31, 2001.

          (f) By NextMedia if NextMedia notifies PNE that all of the closing conditions under Article X have been met and PNE does not or is unable to close
                 ---------
on or before July 31, 2001.

          (g) By written notice of NextMedia Outdoor to PNE, in accordance with
Section 14.4.
-------------

          (h) By PNE, if NextMedia Outdoor, at any time after June 25, 2001, has not delivered the Deposit to the Escrow Agent, in which event the NextMedia Parties will be obligated to pay PNE Five Million Dollars ($5,000,000) as liquidated damages.

     14.2 Procedures and Effect of Termination. In order to effect the
          -------------------------------------
termination of this Agreement pursuant to, and in accordance with, the terms and conditions of any provision of Section 14.1, written notice of such termination shall be given to the other party to this Agreement and this Agreement, assuming the relevant provision of Section 14.1 has been satisfied, shall terminate and
                          ------------
the transactions contemplated hereby shall be abandoned, without further action by either of the parties hereto. If this Agreement is terminated as provided herein:

          (a) upon request therefor, each party shall redeliver all documents, work papers and other materials of the other party hereto, and all copies of any such materials, relating to the transactions contemplated hereby, whether obtained before or after the execution hereof, to the party furnishing the same; and

          (b) neither party hereto shall have any liability or further obligation to the other party to this Agreement resulting from such termination except: (i) that the provisions of Section 9.1 (Confidentiality), Section 9.8
                                   -----------                    -----------
(Expenses) and this Section 14.2 shall remain in full force and effect and the
                    ------------
parties shall have the obligations stated therein, and (ii) no party waives any claim or right for damages against a breaching party to the extent that such termination results from the breach by a party hereto of any of its representations, warranties, covenants or agreements set forth herein.

     14.3 Remedies. In the event of any wrongful termination of this Agreement
          --------
by either party, the other party shall have the right to seek all legal and equitable remedies for damages resulting from such wrongful termination.

     14.4 Risk of Loss. The risk of loss or damage to the Assets shall be upon
          ------------
PNE at all times prior to the Closing Date, unless such loss or damage was caused by the NextMedia Parties or by any employee of the NextMedia Parties . PNE shall promptly notify the NextMedia Parties of any such loss or damage. If the lost or damaged Assets are capable of being replaced or repaired for an aggregate amount less than $10,000,000, then PNE shall, at its sole cost and expense, replace or repair such Assets prior to the Closing Date or deliver to the NextMedia Parties at the Closing an amount in cash equal to the cost of replacement or repair of such Assets, as mutually agreed in good faith by the NextMedia Parties and PNE, unless such loss or damage was caused by the NextMedia Parties or by any employee of the NextMedia Parties. Notwithstanding the foregoing, if the amount required to replace or repair such Assets exceeds $10,000,000, PNE may elect not to replace or repair such Assets, provided,
                                                                 ---------
however, that in such event the NextMedia Parties, at their option, may elect to
-------
terminate this Agreement without either party being subject to a claim by the other for damages in connection with this Section 14.4, or the NextMedia Parties
                                          ------------
may waive any default or breach with respect to the loss or damage and receive a $10,000,000 reduction in the cash portion of Aggregate Consideration payable at Closing.

     14.5 Resolution of Disagreements. If the NextMedia Parties and PNE are
          ---------------------------
unable to agree upon the extent of any loss or damage, the cost to repair, replace or restore any lost or damaged property, the adequacy of any repair, replacement, or restoration of any lost or damaged property, or any other matter arising under Section 14.4, the disagreement shall be referred to an insurance
              ------------
company mutually acceptable to each of the NextMedia Parties and PNE, whose decision shall be final, binding upon and non-appealable by the parties, and whose fees and expenses shall be paid one-half by PNE and one-half by the NextMedia Parties.

                                   ARTICLE XV

                                   ARBITRATION
                                   -----------

     15.1 Arbitration.
          -----------

          (a) Except as otherwise set forth in this Agreement, any dispute, controversy or claim arising out of or relating to this Agreement (including any questions regarding its existence, validity, scope or termination) or the performance by the parties of its terms shall be finally settled by binding arbitration held in Wilmington, Delaware in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. The interpretation and enforceability of this Article XV shall be governed
                                          ----------
exclusively by the Federal Arbitration Act, 9 U.S.C. Sections 1-16.

          (b) The panel of arbitrators shall consist of three neutral arbitrators to be selected by the American Arbitration Association from a list of arbitrators compiled by the American Arbitration Association.

          (c) The arbitrator(s) shall allow such discovery as the arbitrator(s) determine appropriate under the circumstances and shall resolve the dispute as expeditiously as practicable, and if reasonably practicable, within one hundred twenty (120) days after the selection of the arbitrator(s). The arbitrator(s) shall give the parties written notice of the decision, with the reasons therefor set out, and shall have thirty (30) days thereafter to reconsider and modify such decision if any party so requests within ten (10) days after the decision. Thereafter, the decision of the arbitrator(s) shall be final, binding, and nonappealable, absent fraud or arithmetical error, with respect to all Persons, including, without limitation, Persons who have failed or refused to participate in the arbitration process.

          (d) The arbitrator(s) shall have authority to award relief under legal or equitable principles, including interim or preliminary relief, and to award the costs of the arbitration and recovery of attorneys fees and expenses in such manner as may be consistent with the arbitrator(s) deem appropriate.

          (e) All proceedings under this Article XV, and all evidence given or
                                         ----------
discovered pursuant hereto, shall be maintained in confidence by all parties.

          (f) The arbitrator's decision shall be binding, and the prevailing party may enforce such decision in any court of competent jurisdiction.

          (g) The fact that the dispute resolution procedures specified in this Agreement shall have been or may be invoked shall not excuse any party from performing its obligations under this Agreement and during the pendency of any such procedure all parties shall continue to perform their respective obligations in good faith, subject to any rights to terminate this Agreement that may be available to any party and to the right of set off provided herein.

          (h) All applicable statutes of limitation shall be tolled while the procedures specified in this Article XV are pending. The parties will take such
                             ----------
action, if any, required to effectuate such tolling.

                                   ARTICLE XVI

                                  MISCELLANEOUS
                                  -------------

          16.1 Notice. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed, first class, or by facsimile, certified mail, postage prepaid to each of the parties hereto at the respective addresses set forth below (or at such other address either party may have theretofore notified the other party in writing):

             (a)   To:                   PNE MEDIA, LLC
                                         2104 Stanley Terrace
                                         Union, New Jersey  07083
                                         Attn:  Ash Varma
                                         Fax:  908-688-0827

                   With copies to:       R. Alexander Bransford, Jr.
                                         Kilpatrick Stockton LLP
                                         1100 Peachtree Street
                                         Suite 2800
                                         Atlanta, Georgia 30309-4530
                                         Fax:  404-815-6039

             (b)   To:                   NextMedia Outdoor, Inc.
                                         6312 South Fiddler's Green Circle, 360E
                                         Englewood, CO  80111
                                         Attn:  Sean R. Stover
                                         Fax:  (303) 694-4940

                   With copies to:       Glenn D. West and John Quattrocchi
                                         Weil, Gotshal & Manges LLP
                                         100 Crescent Court
                                         Suite 1300
                                         Dallas, Texas  75201-6950
                                         Fax:  214-746-7777

For purposes of this notice provision, NextMedia Outdoor shall serve as agent for notice for each of the NextMedia Parties.

     16.2 Entire Agreement. This Agreement supersedes all prior discussions and
          ----------------
agreements by and between PNE and the NextMedia Parties with respect to the Contribution and the Purchase and Sale and the other matters with respect thereto, and the Agreement and the documents referenced herein contain the sole and entire agreement among the parties hereto with respect to the transactions contemplated herein.

     16.3 Waiver; Amendment. Prior to or on the Closing Date, PNE, acting
          -----------------
through its Board of Managers, Chairman or President, shall have the right to waive any default in the performance of any term of this Agreement by the NextMedia Parties, to waive or extend the time for the fulfillment by the NextMedia Parties of any and all of its obligations under this Agreement, and to waive any or all of the conditions precedent to the obligations of PNE under this Agreement, except any condition which, if not satisfied, would result in the violation of any material Law or applicable governmental regulation. Prior to or on the Closing Date, the NextMedia Parties, acting through their authorized representatives, shall have the right to waive any default in the performance of any term of this Agreement by PNE, to waive or extend the time for the fulfillment by PNE of any and all of its obligations under this Agreement, and to waive any or all of the conditions precedent to the obligations of the NextMedia Parties under this Agreement, except any condition which, if not satisfied, would result in the violation of any Law. This Agreement may be amended by a subsequent writing signed by the parties hereto.

     16.4 Officers' Certificates. Each certificate executed and delivered by an
          ----------------------
authorized representative of a party pursuant to this Agreement shall be deemed to have been executed and delivered by such authorized representative in his or her capacity as an authorized representative of the party on whose behalf the certificate is executed and delivered, and not in his or her personal capacity, and such officer shall have no personal liability by reason of his or her execution or delivery of any such certificate in the absence of fraud, deliberate misrepresentation, other intentional tortuous conduct, or gross negligence on the part of such authorized representative.

     16.5 Counterparts, Headings, Etc. This Agreement may be executed
          ---------------------------
simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. The headings herein set out are for convenience of reference only and shall not be deemed a part of this Agreement.

     16.6 Binding Effect. This Agreement shall be binding upon and shall inure
          --------------
to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign this Agreement without the prior written consent of the other party hereto; provided, however, that NextMedia Outdoor may assign this Agreement to
        --------  -------
any of its wholly owned subsidiaries or Affiliates.

     16.7 Governing Law. The validity and effect of this Agreement and the
          -------------
rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regards to conflicts of laws principles.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                      PNE MEDIA, LLC


                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                      NEXTMEDIA INVESTORS LLC


                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                      NEXTMEDIA OUTDOOR, INC.


                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________